EXHIBIT 10.1

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                            JPMORGAN CHASE BANK, N.A.


                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT


                         Dated as of September 28, 2007

                                 $1,757,995,681


                            Fixed Rate Mortgage Loans

                               Series 2007-CIBC20




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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of September 28, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, N.A., as seller ("JPMorgan" or the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of September 28, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (the "Depositor"), Midland Loan Services, Inc., as master servicer (the "Master Servicer"), Centerline Servicing Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Appointment Agreement, dated as of the date hereof, between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $310,388.14, which amount represents the aggregate amount of interest that would have accrued at the related Net Mortgage Rates during the Due Period ending in October 2007, for those Mortgage Loans that do not have their first Monthly Payment due until November 2007. The Depositor will sell the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X-2, Class A-M, Class A-MFL and Class A-J Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement, dated September 25, 2007 (the "Underwriting Agreement"), between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC"), Credit Suisse Securities (USA) LLC ("Credit Suisse") and Lehman Brothers Inc. ("Lehman" and, together with JPMSI, CIBCWMC and Credit Suisse, the "Underwriters"), and the Depositor will sell the Class X-1, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated September 25, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,768,019,829.12 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of September 25, 2007 between the Purchaser and the Seller (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this Agreement;

                  (iv) it is legally authorized to transact business in the United States of America. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                  (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                  (ii) a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

                  (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association duly
            organized, validly existing and in good standing under the laws of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary action has been taken by the Seller to
            authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's charter or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Emanuel Chrysoulakis, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, N.A., 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Emanuel Chrysoulakis, Vice President, telecopy number (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.


                                       By: /s/ Emanuel Chrysoulakis
                                          --------------------------------------
                                          Name: Emanuel Chrysoulakis
                                          Title: Vice President

                                       JPMORGAN CHASE BANK, N.A.



                                          By: /s/ Emanuel Chrysoulakis
                                          --------------------------------------
                                          Name: Emanuel Chrysoulakis
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

JPMCC 2007-CIBC20
Mortgage Loan Schedule (JPMCB)



         Originator/
Loan #   Loan Seller   Mortgagor Name                               Property Address                                 City
------   -----------   ------------------------------------------   ----------------------------------------------   ---------------
     1         JPMCB   Centro NP Holdings 1 SPE, LLC, New Plan      Various                                          Various
                       Creekwood SC, LLC, Centro NP Mableton
                       Walk, LLC, Centro NP East Lake
                       Pavillions, LLC, Centro NP Stockbridge
                       Village, LLC, Centro NP Miami Gardens,
                       LLC, Centro NP Tarpon Mall, LLC, Centro
                       NP Renaissance Center East, LLC, Centro
                       NP Paradise Pavilion, LLC
  1.01         JPMCB                                                4620 South Cooper Street                         Arlington
  1.02         JPMCB                                                3542-3618 Highway 138, Southeast                 Stockbridge
  1.03         JPMCB                                                5750 Northwest 183rd Street                      Miami
  1.04         JPMCB                                                1000 Crossroads Drive                            Statesville
  1.05         JPMCB                                                980 Elk Grove Town Center                        Elk Grove
                                                                                                                     Village
  1.06         JPMCB                                                155-396 North Maple Road                         Ann Arbor
  1.07         JPMCB                                                311-487 Carmen Drive                             Camarillo
  1.08         JPMCB                                                2100 Roswell Road                                Marietta
  1.09         JPMCB                                                40840 US Highway 19 North                        Tarpon Springs
  1.10         JPMCB                                                2340 East Tropicana Avenue                       Las Vegas
  1.11         JPMCB                                                4881 North Stone Avenue                          Tucson
  1.12         JPMCB                                                1400 South Main Street                           West Bend
  1.13         JPMCB                                                2002-2009 Crown Plaza Drive                      Columbus
  1.14         JPMCB                                                3501-3535 Longmire Road                          College Station
  1.15         JPMCB                                                5005-5025 Floyd Road                             Mableton
  1.16         JPMCB                                                3971 Brambleton Avenue                           Roanoke
  1.17         JPMCB                                                6425-6479 East 28th Street                       Grand Rapids
  1.18         JPMCB                                                6459 Highway 42                                  Rex
     2         JPMCB   Mall at Gurnee Mills, LLC                    6170 West Grand Avenue                           Gurnee
     3         JPMCB   NHM Owner-1, LLC                             4217 Six Forks Road                              Raleigh
     4         JPMCB   Sunrise Mills (MLP) Limited Partnership,     12801 West Sunrise Boulevard                     Sunrise
                       Sawgrass Mills Phase II Limited
                       Partnership, Sawgrass Mills Phase III
                       Limited Partnership
  5.01         JPMCB   CRP-2 Holdings DD, LLC, CRP-2 Holdings       Various                                          Various
                       Scripps, LLC, CRP-2 Southpoint, LLC,
                       CRP-2 Corporate Woods, LLC
     5         JPMCB   CRP-2 Holdings DD, LLC, CRP-2 Holdings       6900 College Boulevard                           Overland Park
                       Scripps, LLC, CRP-2 Southpoint, LLC,
                       CRP-2 Corporate Woods, LLC
     6         JPMCB   CRP-2 Holdings DD, LLC, CRP-2 Holdings       6925 & 6965 Lusk Boulevard                       San Diego
                       Scripps, LLC, CRP-2 Southpoint, LLC,
                       CRP-2 Corporate Woods, LLC
     7         JPMCB   CRP-2 Holdings DD, LLC, CRP-2 Holdings       10700 and 10800 East Geddes Avenue               Englewood
                       Scripps, LLC, CRP-2 Southpoint, LLC,
                       CRP-2 Corporate Woods, LLC
     8         JPMCB   CRP-2 Holdings DD, LLC, CRP-2 Holdings       65 Corporate Woods Drive                         Bridgeton
                       Scripps, LLC, CRP-2 Southpoint, LLC,
                       CRP-2 Corporate Woods, LLC
     9         JPMCB   CRP-2 Holdings DD, LLC, CRP-2 Holdings       550 North Continental Boulevard                  El Segundo
                       Scripps, LLC, CRP-2 Southpoint, LLC,
                       CRP-2 Corporate Woods, LLC
    10         JPMCB   CRP-2 Holdings DD, LLC, CRP-2 Holdings       3000 South Corporate Parkway                     Forest Park
                       Scripps, LLC, CRP-2 Southpoint, LLC,
                       CRP-2 Corporate Woods, LLC
    11         JPMCB   CRP-2 Holdings DD, LLC, CRP-2 Holdings       701 Lunt Avenue                                  Elk Grove
                       Scripps, LLC, CRP-2 Southpoint, LLC,                                                          Village
                       CRP-2 Corporate Woods, LLC
    12         JPMCB   CRP-2 Holdings DD, LLC, CRP-2 Holdings       55 East Howard Avenue                            Des Plaines
                       Scripps, LLC, CRP-2 Southpoint, LLC,
                       CRP-2 Corporate Woods, LLC
    13         JPMCB   CRP-2 Holdings DD, LLC, CRP-2 Holdings       1525 Chase Avenue                                Elk Grove
                       Scripps, LLC, CRP-2 Southpoint, LLC,                                                          Village
                       CRP-2 Corporate Woods, LLC
    14         JPMCB   USF PropCo I, LLC                            Various                                          Various
 14.01         JPMCB                                                15155 Northam Street                             La Mirada
 14.02         JPMCB                                                120 Longs Pond Road                              Lexington
 14.03         JPMCB                                                7004 East Hanna Avenue                           Tampa
 14.04         JPMCB                                                1685 West Cheyenne Avenue                        North Las Vegas
 14.05         JPMCB                                                7801 Statesville Road                            Charlotte
 14.06         JPMCB                                                300 Lawrence Drive                               Livermore
 14.07         JPMCB                                                4650 West Buckeye Road                           Phoenix
 14.08         JPMCB                                                8024 Telegraph Road                              Severn
 14.09         JPMCB                                                10211 North IH 35                                Oklahoma City
 14.10         JPMCB                                                7598 NW 6th Avenue                               Boca Raton
 14.11         JPMCB                                                11994 Livingston Road                            Manassas
 14.12         JPMCB                                                1500 NC Highway 39                               Zebulon
 14.13         JPMCB                                                28001 Napier Road                                Wixom
 14.14         JPMCB                                                11955 East Peakview Avenue                       Centennial
 14.15         JPMCB                                                12301 Cumberland Road                            Fishers
 14.16         JPMCB                                                1899 North US Highway 1                          Ormond Beach
 14.17         JPMCB                                                9605 54th Avenue North                           Plymouth
 14.18         JPMCB                                                222-260 and 237-251 Otrobando Avenue             Norwich
 14.19         JPMCB                                                West 137 N9245 Highway 145                       Menomonee Falls
 14.20         JPMCB                                                950 South Shiloh Road & 1992 Forest Lane         Garland
 14.21         JPMCB                                                111 Alliant Drive                                Houston
 14.22         JPMCB                                                755 Pierce Road                                  Clifton Park
 14.23         JPMCB                                                40 Fort Lewis Boulevard                          Salem
 14.24         JPMCB                                                8000 Bavaria Road                                Twinsburg
 14.25         JPMCB                                                10410 South 50th Place                           Phoenix
 14.26         JPMCB                                                1 Quality Lane                                   Streator
 14.27         JPMCB                                                2850 Selma Highway                               Montgomery
 14.28         JPMCB                                                5445 Spellmire Drive                             Cincinnati
 14.29         JPMCB                                                1350/1400 North 10th Street                      Paducah
 14.30         JPMCB                                                1044/1045 Garden Street                          Greensburg
 14.31         JPMCB                                                4601 32nd Avenue South                           Grand Forks
 14.32         JPMCB                                                5353 Nathan Lane North                           Plymouth
 14.33         JPMCB                                                125 Gardenville Parkway West                     Cheektowaga
 14.34         JPMCB                                                6315 John J Pershing Drive                       Omaha
 14.35         JPMCB                                                3500 Saratoga Avenue                             Bismarck
 14.36         JPMCB                                                333 North Claremont Avenue and                   Chicago
                                                                    340 North Oakley Boulevard
 14.37         JPMCB                                                2575 Virginia Avenue                             Hurricane
 14.38         JPMCB                                                345 South Kino Parkway                           Tucson
    15         JPMCB   Clark Tower, LLC                             5100 Poplar Avenue                               Memphis
    16         JPMCB   Riverside Lakeshore, LLC, Raintree           8210 Lakeshore Trail East Drive                  Indianapolis
                       Lakeshore, LLC, Lakeshore Gardens
                       Associates, LLC
    17         JPMCB   Titan STF TX Portfolio, LP, Titan STF NM     Various                                          Various
                       Portfolio, LLC
 17.01         JPMCB                                                101 Lindbergh Drive                              Santa Teresa
 17.02         JPMCB                                                1313 Don Haskins Drive                           El Paso
 17.03         JPMCB                                                4403 West Military Highway                       McAllen
 17.04         JPMCB                                                4200-4328 West Military Highway                  McAllen
 17.05         JPMCB                                                9701 Pan American Drive                          El Paso
 17.06         JPMCB                                                1328 East Hackberry Avenue                       McAllen
 17.07         JPMCB                                                2660 Airport Road                                Santa Teresa
 17.08         JPMCB                                                4301 West Military Highway                       McAllen
 17.09         JPMCB                                                5800 South 42nd Street                           McAllen
 17.10         JPMCB                                                1300 East Hackberry Avenue                       McAllen
 17.11         JPMCB                                                9515 Plaza Circle                                El Paso
 17.12         JPMCB                                                1200 East Hackberry Avenue                       McAllen
 17.13         JPMCB                                                6200 South 35th Street                           McAllen
 17.14         JPMCB                                                3600 West Military Highway                       McAllen
 17.15         JPMCB                                                3500 West Military Highway                       McAllen
 17.16         JPMCB                                                3500 Durango Avenue                              McAllen
 17.17         JPMCB                                                7001 South 33rd Street                           McAllen
 17.18         JPMCB                                                6412 South 36th Street                           McAllen
 17.19         JPMCB                                                6901 South 33rd Street                           McAllen
    19         JPMCB   Custom House Hotel, L.P.                     2 Portola Plaza                                  Monterey
 20.01         JPMCB                                                Various                                          Various
    20         JPMCB   Forest Hills Village MHC LLC                 11707 North 2nd Street &                         Machesney Park
                                                                    7927 Forest Hills Road                           and Lovers Park
    21         JPMCB   Whispering Sands LLC                         810 North Elmwood Park                           Valparaiso
    22         JPMCB   Weatherstone Lakes LLC                       21191 Torrence Avenue                            Sauk Village
    25         JPMCB   Riverside Avenue Partners, Ltd.              501 Riverside Avenue                             Jacksonville
    26         JPMCB   P&P Taylorsville Hilliard New Albany, LLC    Various                                          Various
 26.01         JPMCB                                                4620 Taylorsville Road                           Louisville
 26.02         JPMCB                                                5689 North Hamilton Road &                       Columbus
                                                                    4951-4977 Dublin Granville Road
 26.03         JPMCB                                                1800 Tanglewood Park Boulevard                   Hilliard
    27         JPMCB   BST Torrance Landlord (CA) QRS 14-109, Inc.  3675 Pacific Coast Highway                       Torrance
    28         JPMCB   Ellington Plaza-DG Limited Partnership       1301 U Street, Northwest                         Washington
    30         JPMCB   Columbus Corporate Office Centre LLC         39450 West Twelve Mile Road                      Novi
    34         JPMCB   Timber Ridge Auyoung, LLC, Timber Ridge      6700 Wall Street                                 Mobile
                       Batliner, LLC, Timber Ridge Beekwilder,
                       LLC, Timber Ridge Campbell, LLC, Timber
                       Ridge Croke, LLC, Timber Ridge Dawson,
                       LLC, Timber Ridge Dehmer, LLC, Timber
                       Ridge Dixon, LLC, Timber Ridge Eaton,
                       LLC, Timber Ridge Fang, LLC, Timber
                       Ridge Goulston, LLC, Timber Ridge GU,
                       LLC, Timber Ridge Jacobs, LLC, Timber
                       Ridge Keller, LLC, Timber Ridge
                       Kowalchek, LLC, Timber Ridge La'imi Road
                       Partners, LLC, et.al.
    37         JPMCB   Broadway Palace Theatre Company              1564 Broadway                                    New York
    41         JPMCB   Lotus One Properties, LLC                    3643 Dolittle Drive                              Redondo Beach
    43         JPMCB   Carlsbad Commerce Center, LP                 2185-2237 Faraday Avenue                         Carlsbad
    47         JPMCB   Southshore Real Estate Development, L.L.C.   5452 Fort Street                                 Trenton
    52         JPMCB   Park Village, LLC                            2060, 2070, 2080, 2090 & 2100 Zink Road          Fairborn
    57         JPMCB   Property Holdings, LLC                       5505-5805 Manatee Ave West                       Bradenton
    59         JPMCB   Paterson Plaza, L.L.C.                       100 Hamilton Plaza                               Paterson
    60         JPMCB   LaGuardia Center Realty LLC                  43-02 Ditmars Boulevard                          Astoria
    61         JPMCB   G&I V Mid Memphis Tower LLC                  1407 Union Avenue                                Memphis
    62         JPMCB   7515 Greenville Properties, Ltd.             7515 Greenville Avenue                           Dallas
    66         JPMCB   7500 West 110th Street Investors LLC         7500 West 110th Street                           Overland Park
    68         JPMCB   UP Improvements, LLC                         8333-8357 and 8401-8501 Indianapolis Boulevard   Highland
    73         JPMCB   Belridge Investment, L.P., Alphaequity,      701 North Post Oak Road                          Houston
                       LLC, Primeridge, LLC
    77         JPMCB   599 Broadway Management, LLC                 599 Broadway                                     Paterson
    83         JPMCB   Haggerty Corridor Office Centre IV, LLC      28175 Cabot Drive                                Novi
    87         JPMCB   Deer Trace Partners, LLC                     10514 Buck Crossing                              Walton
    90         JPMCB   TSCA-202 Limited Partnership                 108 West Belt Line Road                          Cedar Hill
    91         JPMCB   Mykawa HSO Limited Partnership               10101 Southwest Freeway                          Houston
    92         JPMCB   Sharpstown HSO Limited Partnership           5822-5828 Parkersburg, 6906-6916 Harwin Drive,   Houston
                                                                    5731-5736 Savoy Drive, 5802-5808 Parkersburg,
                                                                    5650-5660 Savoy Drive, 5701-5711 Savoy Drive,
                                                                    5721-5729 Savoy Drive
    93         JPMCB   OCI Properties III, LLC                      5001 Fleur Drive                                 Des Moines
    94         JPMCB   Century Park Partners, Ltd.                  20430 Imperial Valley Drive                      Houston
    95         JPMCB   550 Congressional Blvd., LLC                 550 Congressional Boulevard                      Carmel
    99         JPMCB   Gvogel, LLC, Dvogel, LLC                     200 North Edwards Boulevard                      Lake Geneva
   101         JPMCB   J.J. & W., I, Ltd.                           600 Nova Drive                                   Massillon
   102         JPMCB   Lafayette Partners, Ltd.                     6925 South Padre Island Drive                    Corpus Christi
   103         JPMCB   McLean CBD Limited Partnership               6805 Old Dominion Drive                          McLean
   105         JPMCB   CBS (PA) QRS 14-12, Inc.                     615 Epsilon Drive                                Pittsburgh
   108         JPMCB    Cole GG O'Fallon Mo, LLC                    2691 Highway K                                   O'Fallon
   110         JPMCB   Citizens Square Associates, LLC              4075 Georgia Highway 120                         Dallas
   111         JPMCB   Cole GG St. Peters MO, LLC                   5230 South Highway 94                            St. Peters
   117         JPMCB   Cole 24 Olathe KS, LLC                       134th Place and Blackfoot Drive                  Olathe
   119         JPMCB   Cole CC Aurora Co, LLC                       1450 South Abilene Street                        Aurora
   121         JPMCB   Liberty Hospitality Group, Inc.              3191 Highfield Drive                             Bethlehem
   122         JPMCB   Wood Hill, L.L.C.                            7 Patterson Drive                                Glenmont
   123         JPMCB   Aspen Monceaux, LLC                          516 Monceaux Road                                West Palm Beach
   124         JPMCB   FranMar Presentations, LLC                   18625 East Stage Run Road                        Parker
   125         JPMCB   CMS Chesterbrook, L.P.                       711 Hollow Road                                  Phoenixville
   127         JPMCB   Fall Lake Micek, LLC, Fall Lake Ranalli,     1415 Greens Parkway                              Houston
                       LLC, Fall Lake Meehan, LLC, Fall Lake
                       McCluskey, LLC, Fall Lake Adams, LLC,
                       Fall Lake Henry, LLC, Fall Lake Cai,
                       LLC, Fall Lake Schaap, LLC, Fall Lake
                       M.R. Schaap, LLC, Fall Lake Kauffman,
                       LLC, Fall Lake Ebel, LLC, Fall Lake
                       Wright, LLC
   128         JPMCB   WH Corners Ltd.                              721 3rd Street South West                        Winter Haven
   132         JPMCB   The Shops at Port A LP                       1007, 1023 & 1115 State Highway 361              Port Aransas
   133         JPMCB   Saint Paul 2200 Limited Partnership          2200 North Loop West                             Houston
   135         JPMCB   King Bordeaux Investors, LTD.                2901 South Brahma Boulevard                      Kingsville
   136         JPMCB   Terravista Partners - Roselawn, Ltd.         3346 Roselawn Road                               San Antonio
   137         JPMCB   Arcadia Plaza Investors, LLC                 40700 California Oaks Road                       Murrieta
   142         JPMCB   AFG-Buford, LLC                              1855 Mall of Georgia Boulevard                   Buford



Loan #   State     Zip Code       County                 Property Name                              Size      Measure
------   -------   ------------   --------------------   ----------------------------------------   -------   -----------
     1   Various   Various        Various                Centro - New Plan Pool I                   3144729   Square Feet
  1.01   TX               78336   Tarrant                Bardin Place Center                         310184   Square Feet
  1.02   GA               30281   Clayton                Stockbridge Village                         188203   Square Feet
  1.03   FL               33015   Miami-Dade             Miami Gardens                               244719   Square Feet
  1.04   NC               28625   Iredell                Crossroads Shopping Center                  340190   Square Feet
  1.05   IL               60007   Cook                   Elk Grove Town Center                       131849   Square Feet
  1.06   MI               48103   Washtenaw              Maple Village                               296385   Square Feet
  1.07   CA               93010   Ventura                Carmen Plaza                                129173   Square Feet
  1.08   GA               30062   Cobb                   Pavillions at Eastlake                      156853   Square Feet
  1.09   FL               34689   Pinellas               Tarpon Mall                                 147585   Square Feet
  1.10   NV               89119   Clark                  Renaissance Center East                     144216   Square Feet
  1.11   AZ               85704   Pima                   Northmall Centre                            168585   Square Feet
  1.12   WI               53095   Washington             Paradise Pavilion                           198419   Square Feet
  1.13   OH               43235   Franklin               Crown Point                                 147275   Square Feet
  1.14   TX               77845   Brazos                 Rock Prairie Crossing                       119000   Square Feet
  1.15   GA               30126   Cobb                   Mableton Walk                               105742   Square Feet
  1.16   VA               24018   Roanoke                Cave Spring Corners                         147044   Square Feet
  1.17   MI               49546   Kent                   Cascade East                                 99529   Square Feet
  1.18   GA               30273   Clayton                Creekwood Shopping Center                    69778   Square Feet
     2   IL               60031   Lake                   Gurnee Mills                               1558930   Square Feet
     3   NC               27609   Wake                   North Hills Mall                            585798   Square Feet
     4   FL               33323   Broward                Sawgrass Mills Mall                        1991491   Square Feet
  5.01   Various   Various        Various                Colony Portfolio VII                       1662810   Square Feet
     5   KS               66211   Johnson                Financial Plaza                             291967   Square Feet
     6   CA               92121   San Diego              Scripps Waterbridge                         124290   Square Feet
     7   CO               80112   Arapahoe               Dry Creek Corporate Center II & III         185957   Square Feet
     8   MO               63044   Saint Louis            65 Corporate Woods Drive                    556287   Square Feet
     9   CA               90245   Los Angeles            550 North Continental                        97257   Square Feet
    10   GA               30297   Clayton                3000 SouthPoint                             203280   Square Feet
    11   IL               60007   Cook                   O'Hare Industrial 701 Lunt                   93655   Square Feet
    12   IL               60018   Cook                   O'Hare Industrial 55 East Howard             79617   Square Feet
    13   IL               60007   Cook                   O'Hare Industrial 1525 Chase                 30500   Square Feet
    14   Various   Various        Various                USFS Industrial Distribution Portfolio     9042097   Square Feet
 14.01   CA               90638   Los Angeles            15155 Northam Street                        436739   Square Feet
 14.02   SC               29072   Lexington              120 Longs Pond Road                         504627   Square Feet
 14.03   FL               33610   Hillsborough           7004 East Hanna Avenue                      336634   Square Feet
 14.04   NV               89032   Clark                  1685 West Cheyenne Avenue                   307790   Square Feet
 14.05   NC               28269   Mecklenburg            7801 Statesville Road                       427894   Square Feet
 14.06   CA               94551   Alameda                300 Lawrence Drive                          330250   Square Feet
 14.07   AZ               85043   Maricopa               4650 West Buckeye Road                      313900   Square Feet
 14.08   MD               21144   Anne Arundel           8024 Telegraph Road                         346271   Square Feet
 14.09   OK               73131   Oklahoma               10211 North I-35 Service Road               321769   Square Feet
 14.10   FL               33487   Palm Beach             7598 NW 6th Avenue                          172200   Square Feet
 14.11   VA               20109   Prince William         11994 Livingston Road                       287080   Square Feet
 14.12   NC               27597   Wake                   1500 NC Hwy 39                              394065   Square Feet
 14.13   MI               48393   Oakland                28001 Napier Road                           286800   Square Feet
 14.14   CO               80111   Arapahoe               11955 East Peakview Avenue                  381032   Square Feet
 14.15   IN               46038   Hamilton               12301 Cumberland Road                       229062   Square Feet
 14.16   FL               32174   Volusia                1899 North US Hwy 1                         202143   Square Feet
 14.17   MN               55442   Hennepin               9605 54th Avenue North                      219530   Square Feet
 14.18   CT               06360   New London             222 Otrobando Avenue P.O. Box 103           240609   Square Feet
 14.19   WI               53051   Waukesha               W137 N9245 Highway 45                       172826   Square Feet
 14.20   TX               75042   Dallas                 950 South Shiloh Road & 1992 Forest Lane    357370   Square Feet
 14.21   TX               77032   Harris                 111 Alliant Drive                           167939   Square Feet
 14.22   NY               12065   Saratoga               755 Pierce Road                             150000   Square Feet
 14.23   VA               24153   Salem                  40 Fort Lewis Boulevard                     356178   Square Feet
 14.24   OH               44087   Summit                 8000 Bavaria Road                           167575   Square Feet
 14.25   AZ               85044   Maricopa               10410 South 50th Place                       62388   Square Feet
 14.26   IL               61364   Livingston             1 Quality Lane                              155100   Square Feet
 14.27   AL               36108   Montgomery             2850 Selma Highway                          304112   Square Feet
 14.28   OH               45246   Butler                 5445 Spellmire Drive                        203958   Square Feet
 14.29   KY               42001   McCracken              1350/1400 North 10th Street                 155994   Square Feet
 14.30   PA               15601   Westmoreland           1044/1045 Garden Street                     323900   Square Feet
 14.31   ND               58201   Grand Forks            4601 32nd Avenue South                      119220   Square Feet
 14.32   MN               55442   Hennepin               5353 Nathan Lane North                       79855   Square Feet
 14.33   NY               14224   Erie                   125 Gardenville Parkway West                150104   Square Feet
 14.34   NE               68110   Douglas                6315 John J Pershing Drive                  107000   Square Feet
 14.35   ND               58503   Burleigh               3500 Saratoga Avenue                         65800   Square Feet
 14.36   IL               60612   Cook                   333-340 North Claremont Avenue               47700   Square Feet
 14.37   WV               25526   Putnam                 2575 Virginia Avenue                        137337   Square Feet
 14.38   AZ               85719   Pima                   345 Kino Drive                               19346   Square Feet
    15   TN               38137   Shelby                 Clark Tower                                 657245   Square Feet
    16   IN               46250   Marion                 Lakeshore Apartments                           740   Units
    17   Various   Various        Various                STF Portfolio                              1200274   Square Feet
 17.01   NM               88008   Dona Ana               101 Lindbergh Drive                         333800   Square Feet
 17.02   TX               79936   El Paso                1313 Don Haskins Drive                      174860   Square Feet
 17.03   TX               78503   Hidalgo                4403 West Military Highway                  112104   Square Feet
 17.04   TX               78503   Hidalgo                4200 West Military Highway                   80220   Square Feet
 17.05   TX               79927   El Paso                9701 Pan American Drive                      80000   Square Feet
 17.06   TX               78501   Hidalgo                1328 East Hackberry Avenue                   45734   Square Feet
 17.07   NM               88008   Dona Ana               2660 Airport Road                            31906   Square Feet
 17.08   TX               78503   Hidalgo                4301 West Military Highway                   52500   Square Feet
 17.09   TX               78503   Hidalgo                5800 South 42nd Street                       41400   Square Feet
 17.10   TX               78501   Hidalgo                1300 East Hackberry Avenue                   34500   Square Feet
 17.11   TX               79927   El Paso                9515 Plaza Circle                            38400   Square Feet
 17.12   TX               78501   Hidalgo                1200 East Hackberry Avenue                   27500   Square Feet
 17.13   TX               78503   Hidalgo                6200 South 35th Street                       24000   Square Feet
 17.14   TX               78503   Hidalgo                3600 West Military Highway                   21000   Square Feet
 17.15   TX               78503   Hidalgo                3500 West Millitary Highway                  20000   Square Feet
 17.16   TX               78503   Hidalgo                3500 Durango Avenue                          21000   Square Feet
 17.17   TX               78503   Hidalgo                7001 South 33rd Street                       20000   Square Feet
 17.18   TX               78503   Hidalgo                6412 South 36th Street                       20160   Square Feet
 17.19   TX               78503   Hidalgo                6901 South 33rd Street                       21190   Square Feet
    19   CA               93940   Monterey               Portola Plaza Hotel                            379   Rooms
 20.01   Various   Various        Various                Zeman Crossed Portfolio                       1356   Pads
    20   IL        61111, 61115   Winnebago              Forest View                                    933   Pads
    21   IN               46385   Porter                 Whispering Sands                               329   Pads
    22   IL               60411   Cook                   Sauk Trail MHC                                  94   Pads
    25   FL               32202   Duval                  Everbank Building                           207022   Square Feet
    26   Various   Various        Various                Gold's Gym Portfolio                        194312   Square Feet
 26.01   KY               40220   Jefferson              Gold's Gym - Taylorsville                    67634   Square Feet
 26.02   OH               43230   Franklin               Gold's Gym - New Albany                      72417   Square Feet
 26.03   OH               43026   Franklin               Gold's Gym - Hillard                         54261   Square Feet
    27   CA               90505   Los Angeles            Best Buy - Torrence, CA                     106970   Square Feet
    28   DC               20009   District of Columbia   Ellington Plaza                                190   Units
    30   MI               48377   Oakland                Columbus Corporate Office                   130768   Square Feet
    34   AL               36695   Mobile                 Timber Ridge Apartments                        320   Units
    37   NY               10036   New York               1564 Broadway                                52657   Square Feet
    41   CA               90278   Los Angeles            Northrop Grumman - Redondo Beach             99840   Square Feet
    43   CA               92008   San Diego              Carlsbad Commerce Center                    145718   Square Feet
    47   MI               48183   Wayne                  Southshore Medical                           44750   Square Feet
    52   OH               45234   Greene                 Wright State Student Apartments                190   Units
    57   FL               34209   Manatee                Palma Sola Shopping Center                  115809   Square Feet
    59   NJ               07505   Passaic                Alexander Hamilton Plaza                    177101   Square Feet
    60   NY               11105   Queens                 43-02 Ditmars                                83266   Square Feet
    61   TN               38104   Shelby                 Mid Memphis Tower                           209438   Square Feet
    62   TX               75231   Dallas                 7515 Greenville                             121441   Square Feet
    66   KS               66210   Johnson                7500 West 110th Street                      107748   Square Feet
    68   IN               46322   Lake                   Ultra Plaza                                 166727   Square Feet
    73   TX               77024   Harris                 701 N. Post Oak                             120887   Square Feet
    77   NJ               07514   Passaic                599 Broadway                                   117   Units
    83   MI               48377   Oakland                Haggerty IV                                  52756   Square Feet
    87   KY               41094   Boone                  Deer Trace MHC                                 319   Pads
    90   TX               75104   Dallas                 Lakeridge Shopping Center                   130762   Square Feet
    91   TX               77074   Harris                 One Sterling Plaza                          101076   Square Feet
    92   TX               77036   Harris                 Sharpstown Industrial Portfolio I & II      163798   Square Feet
    93   IA               50321   Polk                   Hampton Inn - Des Moines Airport               121   Rooms
    94   TX               77073   Harris                 Century Park Apartments                        208   Units
    95   IN               46032   Hamilton               North Pointe Center - Carmel, IN            108122   Square Feet
    99   WI               53147   Walworth               200 Edwards                                  50987   Square Feet
   101   OH               44646   Stark                  Alco Building                               166910   Square Feet
   102   TX               78412   Nueces                 Armon Bay Apartments                           148   Units
   103   VA               22101   Fairfax                PNC Bank - McLean                            18000   Square Feet
   105   PA               15238   Allegheny              L-3 Communications                          146103   Square Feet
   108   MO               63368   St. Charles            Gold's Gym - O'Fallon, MO                    40285   Square Feet
   110   GA               30157   Paulding               Citizen Square                               75432   Square Feet
   111   MO               63304   Saint Charles          Gold's Gym - St. Peters, MO                  39900   Square Feet
   117   KS               66062   Johnson                24 Hour Fitness Olathe                       25000   Square Feet
   119   CO               80012   Arapahoe               Circuit City Aurora Colorado                 39440   Square Feet
   121   PA               18020   Northampton            Comfort Inn - Bethlehem                        112   Rooms
   122   NY               12077   Albany                 Woodhill Apartments                             60   Units
   123   FL               33405   Palm Beach             Monceaux                                     72000   Square Feet
   124   CO               80134   Douglas                Twenty Mile Stadium Theater                  32142   Square Feet
   125   PA               19460   Montgomery             Chesterbrook Academy                         14890   Square Feet
   127   TX               77067   Harris                 Fall Lake Apartments                           124   Units
   128   FL               33880   Polk                   Winter Haven Corners                         23434   Square Feet
   132   TX               78373   Nueces                 Shops at Port A - Phase I                    32700   Square Feet
   133   TX               77018   Harris                 2200 North Loop                              63449   Square Feet
   135   TX               78363   Kleberg                Bordeaux Apartments                            120   Units
   136   TX               78226   Bexar                  Roselawn                                        88   Units
   137   CA               92562   Riverside              Murrieta Professional Plaza                  19601   Square Feet
   142   GA               30519   Gwinnett               Lazy Boy - Buford, GA                        22040   Square Feet



                             Net Mortgage    Original                                          Maturity/ARD                 Rem.
Loan #   Interest Rate (%)   Interest Rate   Balance       Cutoff Balance   Term   Rem. Term   Date           Amort. Term   Amort.
------   -----------------   -------------   -----------   --------------   ----   ---------   ------------   -----------   ------
     1             6.38350         6.36276   300,000,000      300,000,000    120         120   09/01/17               360      360
  1.01             6.38350                    30,000,000       30,000,000    120         120   09/01/17               360      360
  1.02             6.38350                    25,000,000       25,000,000    120         120   09/01/17               360      360
  1.03             6.38350                    23,500,000       23,500,000    120         120   09/01/17               360      360
  1.04             6.38350                    22,000,000       22,000,000    120         120   09/01/17               360      360
  1.05             6.38350                    21,000,000       21,000,000    120         120   09/01/17               360      360
  1.06             6.38350                    19,000,000       19,000,000    120         120   09/01/17               360      360
  1.07             6.38350                    18,700,000       18,700,000    120         120   09/01/17               360      360
  1.08             6.38350                    18,500,000       18,500,000    120         120   09/01/17               360      360
  1.09             6.38350                    18,100,000       18,100,000    120         120   09/01/17               360      360
  1.10             6.38350                    17,000,000       17,000,000    120         120   09/01/17               360      360
  1.11             6.38350                    17,000,000       17,000,000    120         120   09/01/17               360      360
  1.12             6.38350                    13,000,000       13,000,000    120         120   09/01/17               360      360
  1.13             6.38350                    12,900,000       12,900,000    120         120   09/01/17               360      360
  1.14             6.38350                    10,900,000       10,900,000    120         120   09/01/17               360      360
  1.15             6.38350                    10,000,000       10,000,000    120         120   09/01/17               360      360
  1.16             6.38350                    10,000,000       10,000,000    120         120   09/01/17               360      360
  1.17             6.38350                     7,800,000        7,800,000    120         120   09/01/17               360      360
  1.18             6.38350                     5,600,000        5,600,000    120         120   09/01/17               360      360
     2             5.76700         5.74626   246,000,000      246,000,000    120         118   07/01/17                 0        0
     3             6.01300         5.99226   141,150,000      141,150,000    120         118   07/01/17                 0        0
     4             5.82000         5.79926   139,411,765      139,411,765     84          82   07/01/14                 0        0
  5.01             6.06700                   107,323,000      107,323,000
     5             6.06700         6.04626    27,330,000       27,330,000     72          72   10/01/13                 0        0
     6             6.06700         6.04626    22,800,000       22,800,000     84          84   10/01/14                 0        0
     7             6.06700         6.04626    17,166,000       17,166,000     60          60   10/01/12                 0        0
     8             6.06700         6.04626    14,050,000       14,050,000     60          60   10/01/12                 0        0
     9             6.06700         6.04626    12,741,000       12,741,000     60          60   10/01/12                 0        0
    10             6.06700         6.04626     6,960,000        6,960,000     60          60   10/01/12                 0        0
    11             6.06700         6.04626     2,820,000        2,820,000     84          84   10/01/14                 0        0
    12             6.06700         6.04626     2,340,000        2,340,000     84          84   10/01/14                 0        0
    13             6.06700         6.04626     1,116,000        1,116,000     84          84   10/01/14                 0        0
    14             6.38300         6.35226    67,709,413       67,709,413    120         119   08/01/17                 0        0
 14.01             6.38300                     6,503,750        6,503,750    120         119   08/01/17                 0        0
 14.02             6.38300                     3,977,500        3,977,500    120         119   08/01/17                 0        0
 14.03             6.38300                     3,397,000        3,397,000    120         119   08/01/17                 0        0
 14.04             6.38300                     3,332,500        3,332,500    120         119   08/01/17                 0        0
 14.05             6.38300                     3,249,725        3,249,725    120         119   08/01/17                 0        0
 14.06             6.38300                     3,085,250        3,085,250    120         119   08/01/17                 0        0
 14.07             6.38300                     2,990,650        2,990,650    120         119   08/01/17                 0        0
 14.08             6.38300                     2,838,000        2,838,000    120         119   08/01/17                 0        0
 14.09             6.38300                     2,805,750        2,805,750    120         119   08/01/17                 0        0
 14.10             6.38300                     2,687,500        2,687,500    120         119   08/01/17                 0        0
 14.11             6.38300                     2,569,250        2,569,250    120         119   08/01/17                 0        0
 14.12             6.38300                     2,402,625        2,402,625    120         119   08/01/17                 0        0
 14.13             6.38300                     1,935,000        1,935,000    120         119   08/01/17                 0        0
 14.14             6.38300                     1,838,250        1,838,250    120         119   08/01/17                 0        0
 14.15             6.38300                     1,773,750        1,773,750    120         119   08/01/17                 0        0
 14.16             6.38300                     1,666,250        1,666,250    120         119   08/01/17                 0        0
 14.17             6.38300                     1,612,500        1,612,500    120         119   08/01/17                 0        0
 14.18             6.38300                     1,612,500        1,612,500    120         119   08/01/17                 0        0
 14.19             6.38300                     1,526,500        1,526,500    120         119   08/01/17                 0        0
 14.20             6.38300                     1,451,250        1,451,250    120         119   08/01/17                 0        0
 14.21             6.38300                     1,419,000        1,419,000    120         119   08/01/17                 0        0
 14.22             6.38300                     1,268,500        1,268,500    120         119   08/01/17                 0        0
 14.23             6.38300                     1,268,500        1,268,500    120         119   08/01/17                 0        0
 14.24             6.38300                     1,187,875        1,187,875    120         119   08/01/17                 0        0
 14.25             6.38300                     1,092,200        1,092,200    120         119   08/01/17                 0        0
 14.26             6.38300                     1,042,750        1,042,750    120         119   08/01/17                 0        0
 14.27             6.38300                       987,925          987,925    120         119   08/01/17                 0        0
 14.28             6.38300                       852,475          852,475    120         119   08/01/17                 0        0
 14.29             6.38300                       798,188          798,188    120         119   08/01/17                 0        0
 14.30             6.38300                       780,450          780,450    120         119   08/01/17                 0        0
 14.31             6.38300                       760,563          760,563    120         119   08/01/17                 0        0
 14.32             6.38300                       599,313          599,313    120         119   08/01/17                 0        0
 14.33             6.38300                       569,750          569,750    120         119   08/01/17                 0        0
 14.34             6.38300                       462,250          462,250    120         119   08/01/17                 0        0
 14.35             6.38300                       413,875          413,875    120         119   08/01/17                 0        0
 14.36             6.38300                       387,000          387,000    120         119   08/01/17                 0        0
 14.37             6.38300                       387,000          387,000    120         119   08/01/17                 0        0
 14.38             6.38300                       176,300          176,300    120         119   08/01/17                 0        0
    15             6.21700         6.19626    60,750,000       60,750,000    120         120   09/01/17               360      360
    16             5.79100         5.77026    52,200,000       52,200,000    120         118   07/01/17               360      360
    17             6.45450         6.42746    49,000,000       49,000,000    120         119   08/01/17               360      360
 17.01             6.45450                    12,854,215       12,854,215    120         119   08/01/17               360      360
 17.02             6.45450                     6,694,823        6,694,823    120         119   08/01/17               360      360
 17.03             6.45450                     5,671,505        5,671,505    120         119   08/01/17               360      360
 17.04             6.45450                     3,253,886        3,253,886    120         119   08/01/17               360      360
 17.05             6.45450                     2,603,889        2,603,889    120         119   08/01/17               360      360
 17.06             6.45450                     2,174,453        2,174,453    120         119   08/01/17               360      360
 17.07             6.45450                     2,171,336        2,171,336    120         119   08/01/17               360      360
 17.08             6.45450                     1,766,061        1,766,061    120         119   08/01/17               360      360
 17.09             6.45450                     1,726,313        1,726,313    120         119   08/01/17               360      360
 17.10             6.45450                     1,589,144        1,589,144    120         119   08/01/17               360      360
 17.11             6.45450                     1,477,693        1,477,693    120         119   08/01/17               360      360
 17.12             6.45450                     1,440,283        1,440,283    120         119   08/01/17               360      360
 17.13             6.45450                     1,071,639        1,071,639    120         119   08/01/17               360      360
 17.14             6.45450                       918,103          918,103    120         119   08/01/17               360      360
 17.15             6.45450                       803,535          803,535    120         119   08/01/17               360      360
 17.16             6.45450                       736,508          736,508    120         119   08/01/17               360      360
 17.17             6.45450                       695,981          695,981    120         119   08/01/17               360      360
 17.18             6.45450                       688,187          688,187    120         119   08/01/17               360      360
 17.19             6.45450                       662,446          662,446    120         119   08/01/17               360      360
    19             5.44650         5.42576    40,000,000       40,000,000    120         119   08/01/17                 0        0
 20.01             6.51700                    39,005,000       39,005,000     60          59   08/01/12               360      360
    20             6.51700         6.49626    30,874,000       30,874,000     60          59   08/01/12               360      360
    21             6.51700         6.49626     6,241,000        6,241,000     60          59   08/01/12               360      360
    22             6.51700         6.49626     1,890,000        1,890,000     60          59   08/01/12               360      360
    25             6.21950         6.18876    38,800,000       38,800,000    120         119   08/01/17               360      360
    26             6.71350         6.66076    29,425,000       29,425,000    120         120   10/01/17               300      300
 26.01             6.71350                    10,825,000       10,825,000    120         120   10/01/17               300      300
 26.02             6.71350                    10,250,000       10,250,000    120         120   10/01/17               300      300
 26.03             6.71350                     8,350,000        8,350,000    120         120   10/01/17               300      300
    27             6.30430         6.28356    28,700,000       28,700,000    120         120   09/01/17               360      360
    28             5.82100         5.76026    27,300,000       27,300,000    120         108   09/01/16               360      360
    30             6.46550         6.44476    24,000,000       24,000,000    144         144   09/01/19               264      264
    34             6.46000         6.43926    20,425,000       20,425,000     60          60   09/01/12               360      360
    37             5.58100         5.56026    20,000,000       20,000,000    120         120   09/01/17               360      360
    41             6.36950         6.34876    17,300,000       17,287,021    120         119   08/01/17               360      359
    43             6.36400         6.34326    16,300,000       16,300,000    120         120   09/01/17               360      360
    47             6.57450         6.51376    14,800,000       14,800,000    120         119   08/01/17               360      360
    52             6.18000         6.15926    13,000,000       12,989,729    120         119   08/01/17               360      359
    57             6.51400         6.49326    12,250,000       12,250,000    120         120   09/01/17               360      360
    59             6.33550         6.31476    12,000,000       12,000,000    120         119   08/01/17               360      360
    60             6.41400         6.39326    12,000,000       12,000,000    120         120   09/01/17               360      360
    61             5.86400         5.84326    11,700,000       11,700,000     60          54   03/01/12                 0        0
    62             6.53270         6.51196    11,700,000       11,700,000    120         119   08/01/17               360      360
    66             6.56250         6.54176    10,540,000       10,540,000    120         120   09/01/17               360      360
    68             6.36250         6.34176    10,250,000       10,250,000    120         119   08/01/17               360      360
    73             6.55000         6.52926     9,600,000        9,600,000    120         120   09/01/17               360      360
    77             6.30450         6.28376     9,000,000        9,000,000    120         119   08/01/17               360      360
    83             6.38950         6.36876     8,125,000        8,125,000    120         120   09/01/17               300      300
    87             6.35350         6.33276     7,900,000        7,900,000    120         120   09/01/17               360      360
    90             6.25000         6.22926     7,550,000        7,550,000    180         180   09/01/22               180      180
    91             6.65050         6.62976     7,425,000        7,425,000    120         120   10/01/17               360      360
    92             6.63600         6.61526     7,250,000        7,250,000    120         120   10/01/17               360      360
    93             6.43000         6.40926     7,200,000        7,200,000     60          60   10/01/12               360      360
    94             5.56000         5.53926     7,200,000        7,200,000    120         118   07/01/17               360      360
    95             5.98900         5.96826     7,050,000        7,050,000    120         117   06/01/17               360      360
    99             6.56850         6.54776     6,600,000        6,600,000    120         120   09/01/17               360      360
   101             6.65000         6.62926     6,500,000        6,500,000    120         120   09/01/17               240      240
   102             5.56000         5.53926     6,440,000        6,440,000    120         118   07/01/17               360      360
   103             6.54200         6.52126     6,300,000        6,300,000    120         120   09/01/17               360      360
   105             6.31150         6.29076     6,000,000        6,000,000     60          60   09/01/12               360      360
   108             6.08800         6.06726     5,425,000        5,425,000    120         120   09/01/17                 0        0
   110             6.27350         6.25276     5,300,000        5,300,000     60          60   10/01/12               360      360
   111             5.90800         5.88726     5,250,000        5,250,000    122         121   10/01/17               360      360
   117             6.15000         6.12926     4,816,500        4,816,500    120         120   09/01/17                 0        0
   119             6.62200         6.60126     4,777,000        4,777,000    120         120   09/01/17                 0        0
   121             6.50150         6.48076     4,700,000        4,693,183     60          58   07/01/12               360      358
   122             6.49500         6.47426     4,600,000        4,600,000    120         120   09/01/17               360      360
   123             6.36700         6.29626     4,600,000        4,600,000    120         119   08/01/17               360      360
   124             6.76650         6.74576     4,400,000        4,400,000    120         120   09/01/17               300      300
   125             6.45700         6.39626     4,300,000        4,300,000     84          83   08/01/14               360      360
   127             5.87700         5.85626     4,200,000        4,200,000     60          57   06/01/12                 0        0
   128             6.54550         6.53476     4,000,000        4,000,000    120         119   08/01/17               360      360
   132             6.15000         6.03926     3,800,000        3,792,570    240         239   08/01/27               240      239
   133             6.23450         6.21376     3,565,000        3,565,000    120         120   09/01/17               360      360
   135             6.41850         6.39776     3,000,000        3,000,000    120         118   07/01/17               360      360
   136             6.12550         6.10476     2,983,000        2,983,000    120         117   06/01/17                 0        0
   137             6.35350         6.33276     2,700,000        2,700,000    120         120   09/01/17                 0        0
   142             6.70000         6.67926     2,437,500        2,437,500    120         120   09/01/17               228      228

         Monthly
         Debt        Servicing                              ARD Step                   Crossed
Loan #   Service     Fee Rate    Accrual Type   ARD (Y/N)   Up (%)     Title Type      Loan      Guarantor
------   ---------   ---------   ------------   ---------   --------   -------------   -------   -----------------------------------
     1   1,873,278     0.02000   Actual/360     No                     Fee                       CPT Manager Limited, Centro
                                                                                                 Properties Limited
  1.01                           Actual/360     No                     Fee
  1.02                           Actual/360     No                     Fee
  1.03                           Actual/360     No                     Fee
  1.04                           Actual/360     No                     Fee
  1.05                           Actual/360     No                     Fee
  1.06                           Actual/360     No                     Fee
  1.07                           Actual/360     No                     Fee
  1.08                           Actual/360     No                     Fee
  1.09                           Actual/360     No                     Fee
  1.10                           Actual/360     No                     Fee
  1.11                           Actual/360     No                     Fee
  1.12                           Actual/360     No                     Fee
  1.13                           Actual/360     No                     Fee
  1.14                           Actual/360     No                     Fee
  1.15                           Actual/360     No                     Fee
  1.16                           Actual/360     No                     Fee
  1.17                           Actual/360     No                     Fee
  1.18                           Actual/360     No                     Fee
     2   1,198,655     0.02000   Actual/360     No                     Fee                       SPG ML Holdings, LLC, SPG-FMC
                                                                                                 Holdings I, LLC, The Mills
                                                                                                 Limited Partnership
     3     717,102     0.02000   Actual/360     No                     Fee                       John M. Kane
     4     685,538     0.02000   Actual/360     No                     Fee                       Sunrise Mills (MLP) Limited
                                                                                                 Partnership, Sawgrass Mills Phase
                                                                                                 II Limited Partnership, Sawgrass
                                                                                                 Mills Phase III Limited
                                                                                                 Partnership, Sawgrass Mills IV,
                                                                                                 LLC and The Mills Limited
                                                                                                 Partnership
  5.01     550,143               Actual/360     No                     Fee                       Colony Realty Partners II REIT
     5     140,095     0.02000   Actual/360     No                     Fee             A         Colony Realty Partners II REIT
     6     116,874     0.02000   Actual/360     No                     Fee             A         Colony Realty Partners II REIT
     7      87,994     0.02000   Actual/360     No                     Fee             A         Colony Realty Partners II REIT
     8      72,021     0.02000   Actual/360     No                     Fee             A         Colony Realty Partners II REIT
     9      65,311     0.02000   Actual/360     No                     Fee             A         Colony Realty Partners II REIT
    10      35,677     0.02000   Actual/360     No                     Fee             A         Colony Realty Partners II REIT
    11      14,455     0.02000   Actual/360     No                     Fee             A         Colony Realty Partners II REIT
    12      11,995     0.02000   Actual/360     No                     Fee             A         Colony Realty Partners II REIT
    13       5,721     0.02000   Actual/360     No                     Fee             A         Colony Realty Partners II REIT
    14     365,160     0.03000   Actual/360     No                     Fee                       Clayton Dubilier & Rice, Inc.,
                                                                                                 Kohlberg Kravis Roberts & Co. L.P.
 14.01                           Actual/360     No                     Fee
 14.02                           Actual/360     No                     Fee
 14.03                           Actual/360     No                     Fee
 14.04                           Actual/360     No                     Fee
 14.05                           Actual/360     No                     Fee
 14.06                           Actual/360     No                     Fee
 14.07                           Actual/360     No                     Fee
 14.08                           Actual/360     No                     Fee
 14.09                           Actual/360     No                     Fee
 14.10                           Actual/360     No                     Fee
 14.11                           Actual/360     No                     Fee
 14.12                           Actual/360     No                     Fee
 14.13                           Actual/360     No                     Fee
 14.14                           Actual/360     No                     Fee
 14.15                           Actual/360     No                     Fee
 14.16                           Actual/360     No                     Fee
 14.17                           Actual/360     No                     Fee
 14.18                           Actual/360     No                     Fee
 14.19                           Actual/360     No                     Fee
 14.20                           Actual/360     No                     Fee
 14.21                           Actual/360     No                     Fee
 14.22                           Actual/360     No                     Fee
 14.23                           Actual/360     No                     Fee
 14.24                           Actual/360     No                     Fee
 14.25                           Actual/360     No                     Fee
 14.26                           Actual/360     No                     Fee
 14.27                           Actual/360     No                     Fee
 14.28                           Actual/360     No                     Fee
 14.29                           Actual/360     No                     Fee
 14.30                           Actual/360     No                     Fee
 14.31                           Actual/360     No                     Fee
 14.32                           Actual/360     No                     Fee
 14.33                           Actual/360     No                     Fee
 14.34                           Actual/360     No                     Fee
 14.35                           Actual/360     No                     Fee
 14.36                           Actual/360     No                     Fee
 14.37                           Actual/360     No                     Fee
 14.38                           Actual/360     No                     Fee
    15     372,745     0.02000   Actual/360     No                     Fee                       Charles Stein, Dennis Udwin
    16     305,986     0.02000   Actual/360     No                     Fee                       HGGP Capital II, LLC
    17     308,249     0.02630   Actual/360     No                     Fee/Leasehold             STF Titan, Inc., Ben F. Spencer,
                                                                                                 Ron W. Mills, Kevin L. Reid
 17.01                           Actual/360     No                     Fee/Leasehold
 17.02                           Actual/360     No                     Fee/Leasehold
 17.03                           Actual/360     No                     Fee/Leasehold
 17.04                           Actual/360     No                     Fee/Leasehold
 17.05                           Actual/360     No                     Fee/Leasehold
 17.06                           Actual/360     No                     Fee/Leasehold
 17.07                           Actual/360     No                     Fee/Leasehold
 17.08                           Actual/360     No                     Fee/Leasehold
 17.09                           Actual/360     No                     Fee/Leasehold
 17.10                           Actual/360     No                     Fee/Leasehold
 17.11                           Actual/360     No                     Fee/Leasehold
 17.12                           Actual/360     No                     Fee/Leasehold
 17.13                           Actual/360     No                     Fee/Leasehold
 17.14                           Actual/360     No                     Fee/Leasehold
 17.15                           Actual/360     No                     Fee/Leasehold
 17.16                           Actual/360     No                     Fee/Leasehold
 17.17                           Actual/360     No                     Fee/Leasehold
 17.18                           Actual/360     No                     Fee/Leasehold
 17.19                           Actual/360     No                     Fee/Leasehold
    19     184,072     0.02000   Actual/360     No                     Fee
 20.01     246,974               Actual/360     No                     Fee
    20     195,490     0.02000   Actual/360     No                     Fee             B         Edward C. Zeman
    21      39,517     0.02000   Actual/360     No                     Fee             B         Edward C. Zeman
    22      11,967     0.02000   Actual/360     No                     Fee             B         Edward C. Zeman
    25     238,129     0.03000   Actual/360     No                     Fee                       Riverside Avenue Partners, LTD.
    26     202,623     0.05200   Actual/360     No                     Various                   Royce G. Pulliam
 26.01                           Actual/360     No                     Fee
 26.02                           Actual/360     No                     Leasehold
 26.03                           Actual/360     No                     Fee
    27     177,726     0.02000   Actual/360     No                     Fee                       Corporate Property Associates 14
                                                                                                 Incorporated
    28     160,549     0.06000   30/360         No                     Fee                       Christopher J. Donatelli, Louis T.
                                                                                                 Donatelli
    30     170,606     0.02000   Actual/360     No                     Fee                       Neil J. Sosin
    34     128,563     0.02000   Actual/360     No                     Fee                       Glenn Auyoung, Emily Auyoung,
                                                                                                 Donald J. Batliner, Diane B.
                                                                                                 Batliner, Henricus P. Beekwilder,
                                                                                                 Beatrys M. Beekwilder, Curtis
                                                                                                 Campbell, Daniel Martin Croke,
                                                                                                 Susan Lynne Croke, William M.
                                                                                                 Dawson, Angie P. Dawson, Stephen
                                                                                                 Dehmer, Stacey Dehmer, Philip B.
                                                                                                 Dixon, Tamara B. Dixon, William
                                                                                                 Eaton, Yong Fang, Roxanne M.
                                                                                                 Goulston, Lucy Gu, Bryan Jacobs,
                                                                                                 Scott C. Keller, Scott Kowalchek,
                                                                                                 Alyse Cordeiro, Christopher
                                                                                                 Marino, James Michael Markovich,
                                                                                                 Rosemarie Markovich, David H.
                                                                                                 Maxfield, Peter L. Mosca, Nathan
                                                                                                 W. Hanks, Barry G. Olson, Claudia
                                                                                                 J. Olson, Pairat Pannara, Winita
                                                                                                 Pannara, Richard D. Patty, David
                                                                                                 Phillips, Judy Volmert, John W.
                                                                                                 Phillips, John Poor,m George
                                                                                                 Prior, Nathan W. Hanks, Shabab
                                                                                                 Saeed, Randolph Ray Smith,
                                                                                                 Robert E. Vedaa, Edward Y. Wu,
                                                                                                 Joanna S. Wu
    37     114,576     0.02000   Actual/360     No                     Fee                       Stewart F. Lane, James M.
                                                                                                 Nederlander
    41     107,867     0.02000   Actual/360     No                     Fee                       Clark B. Hsu, JSS Premier
                                                                                                 Investments, LLC
    43     101,574     0.02000   Actual/360     No                     Fee                       Timothy L. Strader, Bernard E. Fipp
    47      94,272     0.06000   Actual/360     No                     Leasehold                 The Farbman Group I, Inc.
    52      79,452     0.02000   Actual/360     No                     Fee/Leasehold             James Miller, Greg Apel, Greg Yates
    57      77,541     0.02000   Actual/360     No                     Fee                       Vincent M. Crisci
    59      74,555     0.02000   Actual/360     No                     Fee                       Michael A. Seeve, L. Robert Lieb
    60      75,171     0.02000   Actual/360     No                     Fee                       Andrew Rosenwach
    61      57,968     0.02000   Actual/360     No                     Fee                       DRA F&I Fund V Real Estate
                                                                                                 Investment Trust
    62      74,204     0.02000   Actual/360     No                     Fee
    66      67,054     0.02000   Actual/360     No                     Fee                       David H. Hoffmann
    68      63,863     0.02000   Actual/360     No                     Fee                       DLC Management Corporation, Delphi
                                                                                                 Commercial Properties, Inc.
    73      60,995     0.02000   Actual/360     No                     Fee                       Luis Young, Anthony G. Sy
    77      55,734     0.02000   Actual/360     No                     Fee                       Mark Caller, Pinny Loketch
    83      54,301     0.02000   Actual/360     No                     Fee                       Neil J. Sosin
    87      49,175     0.02000   Actual/360     No                     Fee                       Ross H. Partrich
    90      64,735     0.02000   Actual/360     No                     Fee                       Tri-State Commericial Associates
    91      47,668     0.02000   Actual/360     No                     Fee                       Patrick J. O'Connell
    92      46,475     0.02000   Actual/360     No                     Fee                       Patrick J. O'Connell
    93      45,178     0.02000   Actual/360     No                     Fee/Leasehold             Seth Oliver
    94      41,152     0.02000   Actual/360     No                     Fee                       Alan E. Ferris, Madeleine S. Ferris
    95      42,218     0.02000   Actual/360     No                     Fee                       David H. Hoffmann
    99      42,014     0.02000   Actual/360     No                     Fee                       Dorothy Vogel, Gordon Vogel
   101      49,038     0.02000   Actual/360     No                     Fee                       Raymond K. Janson
   102      36,808     0.02000   Actual/360     No                     Fee                       Alan E. Ferris, Madeleine S. Ferris
   103      39,994     0.02000   Actual/360     No                     Fee                       William H. Laughlin
   105      37,183     0.02000   Actual/360     No                     Fee                       Corporate Property Associates 14
                                                                                                 Incorporated
   108      27,905     0.02000   Actual/360     No                     Fee             C         Cole Operating Partnership II, LP
   110      32,714     0.02000   Actual/360     No                     Fee                       Paul T. Aase, Leigh C. Roberts
   111      31,167     0.02000   Actual/360     No                     Fee             C         Cole Operating Partnership II, LP
   117      25,027     0.02000   Actual/360     No                     Fee                       Cole Operating Partnership II, LP
   119      26,727     0.02000   Actual/360     No                     Fee                       Cole Operating Partnership II, LP
   121      29,712     0.02000   Actual/360     No                     Fee                       Kailash R. Joshi, Trusha K. Joshi,
                                                                                                 Parmatha Beri, Tina Tajiri
   122      29,060     0.02000   Actual/360     No                     Fee                       Edward R. Feinberg; Rex S. Ruthman
   123      28,674     0.07000   Actual/360     No                     Fee                       Spencer M. Partrich
   124      30,446     0.02000   Actual/360     No                     Fee                       Lavern E. Martinez
   125      27,057     0.06000   Actual/360     No                     Fee                       CMS Educational Assets Fund, L.P.
   127      20,855     0.02000   Actual/360     No                     Fee                       John Paul Micek, Joseph G. Ranalli,
                                                                                                 Daniel L. McCluskey, Pamela Adams,
                                                                                                 Phillip A. Henry, Li Cai, Conrad
                                                                                                 Jay Schaap, Mildred Reona Schaap,
                                                                                                 David Kauffman, Kenneth K. Ebel,
                                                                                                 Scott Wright
   128      25,403     0.01000   Actual/360     No                     Fee                       Alex Halberstein
   132      27,554     0.11000   Actual/360     No                     Fee                       John P. Hooten
   133      21,914     0.02000   Actual/360     No                     Fee                       Patrick O'Connor
   135      18,802     0.02000   Actual/360     No                     Fee                       Anthony Tarantino
   136      15,438     0.02000   Actual/360     No                     Fee                       Philip W. Stewart
   137      14,494     0.02000   Actual/360     No                     Fee                       Stephen M. Zotovich, Michael E.
                                                                                                 Meyer, Bruce Ibbetson
   142      18,928     0.02000   Actual/360     No                     Leasehold                 Robert Breunig, Edward O. Breunig,
                                                                                                 III, Thomas Degoey

                                                                  UPFRONT ESCROW
                       -------------------------------------------------------------------------------------------------------------
         Letter of     Upfront CapEx   Upfront Eng.   Upfront Envir.   Upfront TI/LC   Upfront RE Tax   Upfront Ins.   Upfront Other
Loan #   Credit        Reserve         Reserve        Reserve          Reserve         Reserve          Reserve        Reserve
------   -----------   -------------   ------------   --------------   -------------   --------------   ------------   -------------
     1   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
  1.01
  1.02
  1.03
  1.04
  1.05
  1.06
  1.07
  1.08
  1.09
  1.10
  1.11
  1.12
  1.13
  1.14
  1.15
  1.16
  1.17
  1.18
     2   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
     3   No                     0.00           0.00             0.00       34,370.15       440,687.79           0.00      435,000.00
     4   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
  5.01   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
     5   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
     6   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
     7   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
     8   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
     9   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
    10   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
    11   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
    12   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
    13   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
    14   No                     0.00           0.00             0.00            0.00             0.00           0.00    6,938,963.00
 14.01
 14.02
 14.03
 14.04
 14.05
 14.06
 14.07
 14.08
 14.09
 14.10
 14.11
 14.12
 14.13
 14.14
 14.15
 14.16
 14.17
 14.18
 14.19
 14.20
 14.21
 14.22
 14.23
 14.24
 14.25
 14.26
 14.27
 14.28
 14.29
 14.30
 14.31
 14.32
 14.33
 14.34
 14.35
 14.36
 14.37
 14.38
    15   No                     0.00     892,100.00             0.00      400,000.00       283,959.93      23,618.94      437,734.00
    16   No             4,070,000.00           0.00             0.00            0.00       417,280.57           0.00            0.00
    17   No                     0.00      98,992.30             0.00            0.00       467,052.00     114,031.84            0.00
 17.01
 17.02
 17.03
 17.04
 17.05
 17.06
 17.07
 17.08
 17.09
 17.10
 17.11
 17.12
 17.13
 17.14
 17.15
 17.16
 17.17
 17.18
 17.19
    19   No                     0.00      21,250.00             0.00            0.00             0.00           0.00            0.00
 20.01     472,834.0            0.00     120,908.00             0.00            0.00             0.00           0.00            0.00
    20   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
    21   No                     0.00     120,908.00             0.00            0.00             0.00           0.00            0.00
    22     472,834.0            0.00           0.00             0.00            0.00             0.00           0.00            0.00
    25   No                     0.00     359,644.00             0.00      468,000.00             0.00      85,130.63            0.00
    26   1,800,000.0            0.00           0.00             0.00            0.00        63,779.85       6,026.67            0.00
 26.01
 26.02
 26.03
    27     995,000.0            0.00           0.00             0.00            0.00             0.00           0.00            0.00
    28   No                     0.00           0.00             0.00            0.00        32,916.66      10,515.25            0.00
    30   No                     0.00           0.00             0.00    6,538,400.00        45,112.36      17,377.54    1,168,334.00
    34   No                     0.00           0.00             0.00            0.00       176,196.81      54,122.94            0.00
    37   No                     0.00           0.00             0.00            0.00             0.00           0.00      425,000.00
    41   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
    43   No                     0.00           0.00             0.00      281,000.00        35,777.92      21,467.33            0.00
    47   No                     0.00           0.00             0.00            0.00        15,789.88       2,815.83            0.00
    52   No                     0.00           0.00             0.00            0.00        16,960.86      20,944.66            0.00
    57   No                     0.00       5,000.00             0.00            0.00       135,717.14      43,167.83            0.00
    59   No                     0.00           0.00             0.00      600,000.00        48,933.76           0.00            0.00
    60   No                     0.00           0.00             0.00            0.00        43,775.53      16,233.33            0.00
    61   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
    62   No                     0.00       6,250.00             0.00            0.00             0.00           0.00            0.00
    66     200,000.0            0.00           0.00             0.00            0.00       122,400.69      10,042.50            0.00
    68   No                     0.00     490,987.50             0.00            0.00        62,922.42           0.00        5,146.83
    73   No                     0.00           0.00             0.00      200,000.00        98,705.14       4,512.50            0.00
    77   No                     0.00       2,387.50             0.00            0.00        15,412.78      42,225.46            0.00
    83   No                     0.00           0.00             0.00            0.00        25,943.63       4,866.67       32,900.00
    87   No                     0.00      14,772.00             0.00            0.00        26,692.80      17,311.96      900,000.00
    90   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
    91   No                     0.00      74,000.00             0.00      100,000.00       142,817.74       5,899.13            0.00
    92   No               250,000.00      21,437.50             0.00      200,000.00       125,271.68       8,868.21            0.00
    93   No                     0.00           0.00             0.00            0.00        27,086.33      18,393.96            0.00
    94   No                     0.00           0.00             0.00            0.00       103,840.92      30,129.75      850,000.00
    95   No                     0.00           0.00             0.00      500,000.00         8,331.81       1,397.58            0.00
    99   No                     0.00      19,305.00             0.00            0.00        16,170.13         531.67            0.00
   101   No                     0.00           0.00         6,000.00            0.00             0.00           0.00            0.00
   102   No                     0.00           0.00             0.00            0.00        61,252.61      47,145.23            0.00
   103   No                     0.00       5,250.00             0.00            0.00             0.00           0.00            0.00
   105   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
   108   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
   110   No                     0.00           0.00             0.00            0.00        54,594.51       3,744.50            0.00
   111   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
   117   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
   119   No                     0.00           0.00             0.00            0.00             0.00           0.00            0.00
   121   No                     0.00      52,567.50             0.00            0.00        37,176.15       8,824.33            0.00
   122   No                     0.00           0.00             0.00            0.00        14,723.54       5,911.13            0.00
   123   No                     0.00           0.00             0.00       60,000.00        49,645.66           0.00            0.00
   124   No                     0.00      25,000.00             0.00            0.00             0.00           0.00            0.00
   125   No                     0.00           0.00             0.00      500,000.00             0.00           0.00        8,211.00
   127   No                     0.00           0.00             0.00            0.00        30,445.32      16,998.33       55,000.00
   128   No                     0.00           0.00             0.00            0.00        76,666.67       6,220.75            0.00
   132   No                     0.00           0.00             0.00            0.00        51,351.00       8,006.37            0.00
   133   No                     0.00      12,816.25             0.00            0.00        48,656.67       7,647.67            0.00
   135   No                     0.00     225,000.00             0.00            0.00        37,506.12      14,391.22            0.00
   136   No                     0.00       4,375.00             0.00            0.00        12,013.53       3,975.89            0.00
   137   No                     0.00           0.00             0.00            0.00        24,900.00       5,350.00            0.00
   142   No                     0.00           0.00             0.00            0.00         4,235.47       1,875.00            0.00



                                               MONTHLY ESCROW
         --------------------------------------------------------------------------------------------
         Monthly Capex   Monthly Envir.   Monthly TI/LC   Monthly RE    Monthly Ins.   Monthly Other
Loan #   Reserve         Reserve          Reserve         Tax Reserve   Reserve        Reserve         Grace Period
------   -------------   --------------   -------------   -----------   ------------   -------------   ------------
     1            0.00             0.00            0.00          0.00           0.00            0.00              7
  1.01                                                                                                            7
  1.02                                                                                                            7
  1.03                                                                                                            7
  1.04                                                                                                            7
  1.05                                                                                                            7
  1.06                                                                                                            7
  1.07                                                                                                            7
  1.08                                                                                                            7
  1.09                                                                                                            7
  1.10                                                                                                            7
  1.11                                                                                                            7
  1.12                                                                                                            7
  1.13                                                                                                            7
  1.14                                                                                                            7
  1.15                                                                                                            7
  1.16                                                                                                            7
  1.17                                                                                                            7
  1.18                                                                                                            7
     2            0.00             0.00            0.00          0.00           0.00            0.00              5
     3            0.00             0.00            0.00      55085.97           0.00            0.00              0
     4            0.00             0.00            0.00          0.00           0.00            0.00              5
  5.01            0.00             0.00            0.00          0.00           0.00            0.00              0
     5            0.00             0.00            0.00          0.00           0.00            0.00              0
     6            0.00             0.00            0.00          0.00           0.00            0.00              0
     7            0.00             0.00            0.00          0.00           0.00            0.00              0
     8            0.00             0.00            0.00          0.00           0.00            0.00              0
     9            0.00             0.00            0.00          0.00           0.00            0.00              0
    10            0.00             0.00            0.00          0.00           0.00            0.00              0
    11            0.00             0.00            0.00          0.00           0.00            0.00              0
    12            0.00             0.00            0.00          0.00           0.00            0.00              0
    13            0.00             0.00            0.00          0.00           0.00            0.00              0
    14            0.00             0.00            0.00          0.00           0.00            0.00             10
 14.01                                                                                                           10
 14.02                                                                                                           10
 14.03                                                                                                           10
 14.04                                                                                                           10
 14.05                                                                                                           10
 14.06                                                                                                           10
 14.07                                                                                                           10
 14.08                                                                                                           10
 14.09                                                                                                           10
 14.10                                                                                                           10
 14.11                                                                                                           10
 14.12                                                                                                           10
 14.13                                                                                                           10
 14.14                                                                                                           10
 14.15                                                                                                           10
 14.16                                                                                                           10
 14.17                                                                                                           10
 14.18                                                                                                           10
 14.19                                                                                                           10
 14.20                                                                                                           10
 14.21                                                                                                           10
 14.22                                                                                                           10
 14.23                                                                                                           10
 14.24                                                                                                           10
 14.25                                                                                                           10
 14.26                                                                                                           10
 14.27                                                                                                           10
 14.28                                                                                                           10
 14.29                                                                                                           10
 14.30                                                                                                           10
 14.31                                                                                                           10
 14.32                                                                                                           10
 14.33                                                                                                           10
 14.34                                                                                                           10
 14.35                                                                                                           10
 14.36                                                                                                           10
 14.37                                                                                                           10
 14.38                                                                                                           10
    15         8763.25             0.00            0.00      94653.31        4723.79            0.00              7
    16            0.00             0.00            0.00      46364.51           0.00            0.00              5
    17         6001.37             0.00        25005.70      51894.67       12670.20            0.00              5
 17.01                                                                                                            5
 17.02                                                                                                            5
 17.03                                                                                                            5
 17.04                                                                                                            5
 17.05                                                                                                            5
 17.06                                                                                                            5
 17.07                                                                                                            5
 17.08                                                                                                            5
 17.09                                                                                                            5
 17.10                                                                                                            5
 17.11                                                                                                            5
 17.12                                                                                                            5
 17.13                                                                                                            5
 17.14                                                                                                            5
 17.15                                                                                                            5
 17.16                                                                                                            5
 17.17                                                                                                            5
 17.18                                                                                                            5
 17.19                                                                                                            5
    19            0.00             0.00            0.00          0.00           0.00            0.00              7
 20.01         5587.00             0.00            0.00          0.00           0.00            0.00             10
    20         3887.50             0.00            0.00          0.00           0.00            0.00             10
    21         1307.83             0.00            0.00          0.00           0.00            0.00             10
    22          391.67             0.00            0.00          0.00           0.00            0.00             10
    25         2550.25             0.00            0.00      49092.75       18917.92            0.00              5
    26            0.00             0.00            0.00      12442.05        3013.33            0.00              5
 26.01                                                                                                            5
 26.02                                                                                                            5
 26.03                                                                                                            5
    27            0.00             0.00            0.00          0.00           0.00            0.00             10
    28            0.00             0.00            0.00      32916.66       10515.25            0.00              5
    30          886.33             0.00            0.00      22556.18        2044.42            0.00              7
    34         5500.00             0.00            0.00      16017.89       21649.18            0.00              7
    37            0.00             0.00            0.00          0.00           0.00            0.00              7
    41         1664.00             0.00            0.00          0.00           0.00            0.00              7
    43         1821.50             0.00         9000.00       8944.48        1651.33            0.00              7
    47            0.00             0.00            0.00      15789.88        1407.92            0.00             10
    52         4825.00             0.00            0.00       8480.43        2618.08            0.00              7
    57          964.74             0.00            0.00      15079.68       14389.28            0.00             10
    59         2624.34             0.00            0.00      24466.88           0.00            0.00              7
    60         1039.00             0.00         3470.00      14591.84        1803.70            0.00              7
    61         3516.67             0.00            0.00          0.00           0.00            0.00              7
    62         2447.64             0.00         6500.00          0.00           0.00            0.00              7
    66            0.00             0.00            0.00      24480.14        1115.83            0.00             10
    68         1279.88             0.00            0.00      10487.07           0.00            0.00              7
    73         1511.09             0.00            0.00      12338.14        1504.47            0.00              7
    77            0.00             0.00            0.00      15412.78        4222.55            0.00             10
    83          206.87             0.00         2197.00      12971.81         608.33            0.00              7
    87         1329.17             0.00            0.00       2669.28        1573.81            0.00             10
    90            0.00             0.00            0.00          0.00           0.00            0.00              7
    91         1684.58             0.00         3750.00      12983.43        1179.83            0.00              7
    92         1250.00             0.00         2600.00      11388.33        1773.64            0.00              7
    93        10171.92             0.00            0.00      13543.17        3065.66            0.00              7
    94         3467.00             0.00            0.00      14834.42        4304.25            0.00              7
    95            0.00             0.00            0.00       8331.81        1397.58            0.00              7
    99            0.00             0.00            0.00       8085.07         265.83            0.00              7
   101            0.00             0.00            0.00          0.00           0.00            0.00              7
   102         2467.00             0.00            0.00       7656.58        6735.03            0.00              7
   103          275.00             0.00            0.00          0.00           0.00            0.00             10
   105            0.00             0.00            0.00          0.00           0.00            0.00             10
   108            0.00             0.00            0.00          0.00           0.00            0.00              8
   110         2537.33             0.00         2388.67       4549.54        1248.17            0.00              7
   111          332.50             0.00         3325.00          0.00           0.00            0.00              8
   117            0.00             0.00            0.00          0.00           0.00            0.00              8
   119            0.00             0.00            0.00          0.00           0.00            0.00              8
   121         6114.21             0.00            0.00       5310.88        2206.08            0.00              7
   122         1247.70             0.00            0.00       7361.77        1970.38            0.00             10
   123          369.49             0.00         3000.00       7092.24           0.00            0.00             10
   124            0.00             0.00            0.00          0.00           0.00            0.00              7
   125            0.00             0.00            0.00          0.00           0.00            0.00              7
   127         2338.21             0.00            0.00       7611.33        3399.66            0.00              7
   128            0.00             0.00         1000.00       7666.67        2073.58            0.00              7
   132          272.00             0.00          815.00       4279.25        4003.18            0.00              7
   133         1959.51             0.00         5287.42       6082.08        1911.92            0.00              7
   135         2500.00             0.00            0.00       5358.02        4797.07            0.00              7
   136         1782.92             0.00            0.00       4004.51        1987.95            0.00              7
   137          326.67             0.00         2450.17       6225.00         445.83            0.00              7
   142          183.67             0.00            0.00       4235.47         208.33            0.00              7


                                                          Interest                  Final      Remaining
         Lockbox                             Defeasance   Accrual                   Maturity   Amortization Term
Loan #   In-place   Property Type            Permitted    Period       Loan Group   Date       for Balloon Loans
------   --------   ----------------------   ----------   ----------   ----------   --------   -----------------
     1   Yes        Retail                   Yes          Actual/360            1                            360
  1.01              Retail                                Actual/360            1                            360
  1.02              Retail                                Actual/360            1                            360
  1.03              Retail                                Actual/360            1                            360
  1.04              Retail                                Actual/360            1                            360
  1.05              Retail                                Actual/360            1                            360
  1.06              Retail                                Actual/360            1                            360
  1.07              Retail                                Actual/360            1                            360
  1.08              Retail                                Actual/360            1                            360
  1.09              Retail                                Actual/360            1                            360
  1.10              Retail                                Actual/360            1                            360
  1.11              Retail                                Actual/360            1                            360
  1.12              Retail                                Actual/360            1                            360
  1.13              Retail                                Actual/360            1                            360
  1.14              Retail                                Actual/360            1                            360
  1.15              Retail                                Actual/360            1                            360
  1.16              Retail                                Actual/360            1                            360
  1.17              Retail                                Actual/360            1                            360
  1.18              Retail                                Actual/360            1                            360
     2   Yes        Retail                   Yes          Actual/360            1
     3   Yes        Retail                   Yes          Actual/360            1
     4   Yes        Retail                   Yes          Actual/360            1
  5.01   Yes        Various                  Yes          Actual/360            1
     5   Yes        Office                   Yes          Actual/360            1
     6   Yes        Office                   Yes          Actual/360            1
     7   Yes        Office                   Yes          Actual/360            1
     8   Yes        Industrial               Yes          Actual/360            1
     9   Yes        Office                   Yes          Actual/360            1
    10   Yes        Industrial               Yes          Actual/360            1
    11   Yes        Industrial               Yes          Actual/360            1
    12   Yes        Industrial               Yes          Actual/360            1
    13   Yes        Industrial               Yes          Actual/360            1
    14   Yes        Various                  Yes          Actual/360            1
 14.01              Industrial                            Actual/360            1
 14.02              Industrial                            Actual/360            1
 14.03              Industrial                            Actual/360            1
 14.04              Industrial                            Actual/360            1
 14.05              Industrial                            Actual/360            1
 14.06              Industrial                            Actual/360            1
 14.07              Industrial                            Actual/360            1
 14.08              Industrial                            Actual/360            1
 14.09              Industrial                            Actual/360            1
 14.10              Industrial                            Actual/360            1
 14.11              Industrial                            Actual/360            1
 14.12              Industrial                            Actual/360            1
 14.13              Industrial                            Actual/360            1
 14.14              Industrial                            Actual/360            1
 14.15              Industrial                            Actual/360            1
 14.16              Industrial                            Actual/360            1
 14.17              Industrial                            Actual/360            1
 14.18              Industrial                            Actual/360            1
 14.19              Industrial                            Actual/360            1
 14.20              Industrial                            Actual/360            1
 14.21              Industrial                            Actual/360            1
 14.22              Industrial                            Actual/360            1
 14.23              Industrial                            Actual/360            1
 14.24              Industrial                            Actual/360            1
 14.25              Office                                Actual/360            1
 14.26              Industrial                            Actual/360            1
 14.27              Industrial                            Actual/360            1
 14.28              Industrial                            Actual/360            1
 14.29              Industrial                            Actual/360            1
 14.30              Industrial                            Actual/360            1
 14.31              Industrial                            Actual/360            1
 14.32              Industrial                            Actual/360            1
 14.33              Industrial                            Actual/360            1
 14.34              Industrial                            Actual/360            1
 14.35              Industrial                            Actual/360            1
 14.36              Industrial                            Actual/360            1
 14.37              Industrial                            Actual/360            1
 14.38              Industrial                            Actual/360            1
    15   No         Office                   Yes          Actual/360            1                            360
    16   No         Multifamily              Yes          Actual/360            2                            360
    17   No         Industrial               Yes          Actual/360            1                            360
 17.01              Industrial                            Actual/360            1                            360
 17.02              Industrial                            Actual/360            1                            360
 17.03              Industrial                            Actual/360            1                            360
 17.04              Industrial                            Actual/360            1                            360
 17.05              Industrial                            Actual/360            1                            360
 17.06              Industrial                            Actual/360            1                            360
 17.07              Industrial                            Actual/360            1                            360
 17.08              Industrial                            Actual/360            1                            360
 17.09              Industrial                            Actual/360            1                            360
 17.10              Industrial                            Actual/360            1                            360
 17.11              Industrial                            Actual/360            1                            360
 17.12              Industrial                            Actual/360            1                            360
 17.13              Industrial                            Actual/360            1                            360
 17.14              Industrial                            Actual/360            1                            360
 17.15              Industrial                            Actual/360            1                            360
 17.16              Industrial                            Actual/360            1                            360
 17.17              Industrial                            Actual/360            1                            360
 17.18              Industrial                            Actual/360            1                            360
 17.19              Industrial                            Actual/360            1                            360
    19   No         Hotel                    Yes          Actual/360            1
 20.01   No         Manufactured Housing     Yes          Actual/360            2                            360
    20   No         Manufactured Housing     Yes          Actual/360            2                            360
    21   No         Manufactured Housing     Yes          Actual/360            2                            360
    22   No         Manufactured Housing     Yes          Actual/360            2                            360
    25   No         Mixed Use                Yes          Actual/360            1                            360
    26   No         Retail                   Yes          Actual/360            1                            300
 26.01              Retail                                Actual/360            1                            300
 26.02              Retail                                Actual/360            1                            300
 26.03              Retail                                Actual/360            1                            300
    27   No         Retail                   Yes          Actual/360            1                            360
    28   Yes        Mixed Use                No           30/360                2                            360
    30   Yes        Office                   Yes          Actual/360            1                            264
    34   No         Multifamily              Yes          Actual/360            2                            360
    37   No         Office                   Yes          Actual/360            1                            360
    41   Yes        Office                   Yes          Actual/360            1                            360
    43   No         Mixed Use                Yes          Actual/360            1                            360
    47   No         Office                   No           Actual/360            1                            360
    52   No         Multifamily              Yes          Actual/360            2                            360
    57   No         Retail                   Yes          Actual/360            1                            360
    59   No         Office                   Yes          Actual/360            1                            360
    60   No         Retail                   Yes          Actual/360            1                            360
    61   No         Office                   Yes          Actual/360            1
    62   No         Office                   Yes          Actual/360            1                            360
    66   No         Office                   Yes          Actual/360            1                            360
    68   No         Retail                   Yes          Actual/360            1                            360
    73   No         Office                   Yes          Actual/360            1                            360
    77   No         Multifamily              Yes          Actual/360            2                            360
    83   Yes        Office                   Yes          Actual/360            1                            300
    87   No         Manufactured Housing     Yes          Actual/360            2                            360
    90   No         Retail                   Yes          Actual/360            1                            180
    91   No         Office                   Yes          Actual/360            1                            360
    92   No         Industrial               Yes          Actual/360            1                            360
    93   No         Hotel                    Yes          Actual/360            1                            360
    94   No         Multifamily              Yes          Actual/360            2                            360
    95   No         Office                   Yes          Actual/360            1                            360
    99   No         Retail                   Yes          Actual/360            1                            360
   101   Yes        Industrial               Yes          Actual/360            1                            240
   102   No         Multifamily              Yes          Actual/360            2                            360
   103   No         Office                   Yes          Actual/360            1                            360
   105   Yes        Mixed Use                Yes          Actual/360            1                            360
   108   No         Retail                   Yes          Actual/360            1
   110   No         Retail                   Yes          Actual/360            1                            360
   111   No         Retail                   Yes          Actual/360            1                            360
   117   No         Retail                   Yes          Actual/360            1
   119   No         Retail                   Yes          Actual/360            1
   121   No         Hotel                    Yes          Actual/360            1                            360
   122   No         Multifamily              Yes          Actual/360            2                            360
   123   No         Industrial               Yes          Actual/360            1                            360
   124   Yes        Retail                   No           Actual/360            1                            300
   125   Yes        Office                   Yes          Actual/360            1                            360
   127   No         Multifamily              Yes          Actual/360            2
   128   No         Retail                   Yes          Actual/360            1                            360
   132   No         Retail                   Yes          Actual/360            1                            240
   133   No         Office                   Yes          Actual/360            1                            360
   135   No         Multifamily              Yes          Actual/360            2                            360
   136   No         Multifamily              Yes          Actual/360            2
   137   No         Office                   Yes          Actual/360            1
   142   Yes        Retail                   No           Actual/360            1                            228


                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Appointment Agreement, dated as of the date hereof, between Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Appointment Agreement, dated as of the date hereof, between Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below). As of the Closing Date, to the Seller's knowledge, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below). No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy, a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located, covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related assignment of leases and rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of assignment of leases and rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from acts generally including fraud or material misrepresentation by the related Mortgagor and/or its principals. Additionally, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and at least one individual or entity shall be liable to the Seller for any losses incurred by the Seller, its successors and assigns, generally due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any act of actual waste, and (iii) any breach of the environmental covenants contained in the related Mortgage Loan documents.

                  (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

                  (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

                  (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an allocated loan amount which may be formula based, but in no event less than 125% of the allocated loan amount, or (b) in the event the portion of the Mortgaged Property being released shall not have been given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of such Mortgage Loan, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

                  (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or, except for ARD Loans, negative amortization is due thereon.

                  (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the
                  Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and
                  (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

                  (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws, and regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgage Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property) have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, none of the improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and no improvements on adjoining properties encroach upon such Mortgaged Property, except in each case for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) Except with respect to repairs estimated to cost less than $5,000 in the aggregate, as of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

                  (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property), satisfy the following conditions:

                  (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

                  (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

                  (c) such Ground Lease or another agreement received by the originator of the Mortgage Loan from the ground lessor provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

                  (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

                  (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

                  (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

                  (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

                  (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

                  (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) An Environmental Site Assessment performed in connection with the origination of the related Mortgage Loan was obtained and reviewed by the Seller and a copy is included in the Servicing File.

                  (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require (x) any expenditure less than or equal to 5% of the outstanding principal balance of the Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws or (y) any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which, in connection with this clause (y), adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or
                  (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may include the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or
                  (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

                  (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true,
                  (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

                  (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                  (e) Each of the Mortgage Loans which is covered by an environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I and has an outstanding principal balance not greater than $3,000,000, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least A-:VIII from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investor Services, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in connection with the origination of the related Mortgage Loan in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A-:VIII by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investor Services, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller's, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with the Seller's servicing standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date on the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2)). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (32) Each of the Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires either (a) the prior written consent of, and compliance with the conditions set by, the holder of the Mortgage Loan to any defeasance, or (b)(i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section
1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in paragraph (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (i) a REMIC opinion and (ii) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) In the event of casualty or destruction of the Mortgaged Property, any non-conformity with applicable zoning laws as of the origination date will not prohibit the Mortgaged Property from being restored or repaired in all material respects to the use or structure at the time of such casualty, except for restrictions on its use or rebuildability for which (i) law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller or (ii) an ALTA lender's title insurance policy (or binding commitment therefor) or the equivalent as adopted in the applicable jurisdiction insures against such non-conformity.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans, has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism (provided that such insurance coverage is generally available at commercially reasonable rates and, in circumstances where such insurance is not expressly required, that any request on the part of the mortgagee that the related borrower maintain such insurance is reasonable). Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from ) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or
            otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other
            information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify
            independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly
            subject, and

                  (d) the rights of tenants, as tenants only, whether under
            ground leases or space leases at the Mortgaged Property.

                   which together do not materially and adversely affect the
            related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or any servicer that has serviced the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT









None.

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED




1.    Centro - New Plan Pool 1

2.    Palma Sola Shopping Center

3.    USFS Industrial Distribution Portfolio

                                    EXHIBIT C

                               JPMCC 2007 - CIBC20
                          Exceptions to Representations

Representation #(4)

 Loan Number          Loan Name                 Description of Exception
-
------------------------------------------------------------------------------

      4       Sawgrass Mills Mall       The Mortgaged Property secures (A) the
                                        Mortgage Loan [consisting of a Fixed
                                        Rate A-2 (Phase I) Note, Fixed Rate A-2
                                        (Phase II) Note and Fixed Rate A-2
                                        (Phase III) Note] and (B) a Fixed Rate
                                        A-1 (Phase I) Note, Fixed Rate A-1
                                        (Phase II) Note, Fixed Rate A-1 (Phase
                                        III) Note, Fixed Rate A-3 (Phase I)
                                        Note, Fixed Rate A-3 (Phase II) Note,
                                        Fixed Rate A-3 (Phase III) Note, Fixed
                                        Rate A-4 (Phase I) Note, Fixed Rate A-4
                                        (Phase II) Note, Fixed Rate A-4 (Phase
                                        III) Note, Fixed Rate A-5 (Phase I)
                                        Note, Fixed Rate A-5 (Phase II) Note
                                        and Fixed Rate A-5 (Phase III) Note
                                        (each of which is pari passu with the
                                        Mortgage Loan and is not included in
                                        the trust fund) and (C) a Fixed Rate
                                        B-1 (Phase I) Note, Fixed Rate B-1
                                        (Phase II) Note, Fixed Rate B-1 (Phase
                                        III) Note, Fixed Rate B-2 (Phase I)
                                        Note, Fixed Rate B-2 (Phase II) Note,
                                        Fixed Rate B-2 (Phase III) Note, Fixed
                                        Rate B-3 (Phase I) Note, Fixed Rate B-3
                                        (Phase II) Note and Fixed Rate B-3
                                        (Phase III) Note (each of which is not
                                        included in the trust fund).

      1       Gurnee Mills              The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note and a Fixed Rate A-2 Note) and a Fixed Rate A-3 Note (which is pari passu with the Mortgage Loan and is not included in the trust fund).

     28       Ellington Plaza           The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note), a Fixed Rate A-2 Note
                                        (which is pari passu with the Mortgage
                                        Loan and is not included in the trust
                                        fund) and a Fixed Rate B Note (which is
                                        not included in the trust fund).

     14       USFS Industrial           The Mortgaged Property secures the
              Distribution Portfolio    Mortgage Loan (consisting of a Fixed
                                        Rate A-4 Note), a Fixed Rate A-1 Note,
                                        a Fixed Rate A-2 Note, a Fixed Rate A-3
                                        Note, a Fixed Rate A-5 Note and a Fixed
                                        Rate A-6 Note (each of which is pari
                                        passu with the Mortgage Loan and is not
                                        included in the trust fund).

Representation #(6)

 Loan Number          Loan Name                 Description of Exception
-------------------------------------------------------------------------------

      4       Sawgrass Mills Mall       The Mortgaged Property secures (A) the
                                        Mortgage Loan [consisting of a Fixed
                                        Rate A-2 (Phase I) Note, Fixed Rate A-2
                                        (Phase II) Note and Fixed Rate A-2
                                        (Phase III) Note] and (B) a Fixed Rate
                                        A-1 (Phase I) Note, Fixed Rate A-1
                                        (Phase II) Note, Fixed Rate A-1 (Phase
                                        III) Note, Fixed Rate A-3 (Phase I)
                                        Note, Fixed Rate A-3 (Phase II) Note,
                                        Fixed Rate A-3 (Phase III) Note, Fixed
                                        Rate A-4 (Phase I) Note, Fixed Rate A-4
                                        (Phase II) Note, Fixed Rate A-4 (Phase
                                        III) Note, Fixed Rate A-5 (Phase I)
                                        Note, Fixed Rate A-5 (Phase II) Note
                                        and Fixed Rate A-5 (Phase III) Note
                                        (each of which is pari passu with the
                                        Mortgage Loan and is not included in
                                        the trust fund) and (C) a Fixed Rate
                                        B-1 (Phase I) Note, Fixed Rate B-1
                                        (Phase II) Note, Fixed Rate B-1 (Phase
                                        III) Note, Fixed Rate B-2 (Phase I)
                                        Note, Fixed Rate B-2 (Phase II) Note,
                                        Fixed Rate B-2 (Phase III) Note, Fixed
                                        Rate B-3 (Phase I) Note, Fixed Rate B-3
                                        (Phase II) Note and Fixed Rate B-3
                                        (Phase III) Note (each of which is not
                                        included in the trust fund).

      1       Gurnee Mills              The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note and a Fixed Rate A-2 Note) and a Fixed Rate A-3 Note (which is pari passu with the Mortgage Loan and is not included in the trust fund).

     57       Palma Sola Shopping       1st National Bank & Trust has a parking
              Center                    easement at the Mortgaged Property and,
                                        upon payment of $325,000, it has the
                                        right to purchase the property which is
                                        subject to such easement.

     28       Ellington Plaza           The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note), a Fixed Rate A-2 Note
                                        (which is pari passu with the Mortgage
                                        Loan and is not included in the trust
                                        fund) and a Fixed Rate B Note (which is
                                        not included in the trust fund).

     14       USFS Industrial           The Mortgaged Property secures the
              Distribution Portfolio    Mortgage Loan (consisting of a Fixed
                                        Rate A-4 Note), a Fixed Rate A-1 Note,
                                        a Fixed Rate A-2 Note, a Fixed Rate A-3
                                        Note, a Fixed Rate A-5 Note and a Fixed
                                        Rate A-6 Note (each of which is pari
                                        passu with the Mortgage Loan and is not
                                        included in the trust fund).

     37       1564 Broadway             The Mortgagor leased the air rights
                                        above the Mortgaged Property to the
                                        owner of an adjacent hotel. The
                                        Mortgagor subleases a sign located in
                                        such air space for the benefit of the
                                        theater operations conducted at the
                                        Mortgaged Property. The sublessor under
                                        such sublease has a right to lease
                                        payments; however, the sublease has been prepaid.


Representation #(7)

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

     57       Palma Sola Shopping       1st National Bank & Trust has a parking
              Center                    easement at the Mortgaged Property and,
                                        upon payment of $325,000, it has the
                                        right to purchase the property which is
                                        subject to such easement.

Representation #(10(a))

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

     61       Mid Memphis Tower         The environmental indemnity contains a 5
                                        year sunset provision.

     62       7515 Greenville           There is no individual or entity other
                                        than the Mortgagor who is liable for the non-recourse carveouts.

     94       Century Park Apartments   There is no individual or entity other
                                        than the Mortgagor who is liable for the environmental non-recourse carveouts.

                                        The environmental indemnity contains a 0 year sunset provision.

     102      Armon Bay Apartments      There is no individual or entity other
                                        than the Mortgagor who is liable for the environmental non-recourse carveouts.

                                        The environmental indemnity contains a
                                        0 year sunset provision.

     41       Northrop Grumman -        The environmental indemnity contains a 5
              Redondo Beach             year sunset provision.

     60       43-02 Ditmars             The environmental indemnity contains a 5
                                        year sunset provision.

      4       Sawgrass Mills Mall       There is no individual or entity other
                                        than the Mortgagor who is liable for the non-recourse carveouts.

                                        The non-recourse carveout does not cover
                                        "actual waste".

      1       Gurnee Mills              There is no individual or entity other
                                        than the Mortgagor who is liable for the non-recourse carveouts.

                                        The non-recourse carveout does not cover
                                        "actual waste".

     19       Portola Plaza Hotel       There is no individual or entity other
                                        than the Mortgagor who is liable for the non-recourse carveouts.

     25       Everbank Building         There is no individual or entity other
                                        than the Mortgagor who is liable for the non-recourse carveouts.

     136      Roselawn                  The environmental indemnity contains a 4
                                        year sunset provision.

     57       Palma Sola Shopping       The environmental indemnity contains a 5
              Center                    year sunset provision.

     105      L-3 Communications        There is no individual or entity other
                                        than the Mortgagor who is liable for
                                        "actual waste".

                                        The environmental indemnity contains a 3 year sunset provision.

     43       Carlsbad Commerce Center  There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveouts.

     137      Murrieta Professional     There is no individual or entity other
              Plaza                     than the Mortgagor who is liable for the
                                        environmental non-recourse carveouts.

      2       Centro - New Plan Pool 1  There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

     87       Deer Trace MHC            In order to comply with Kentucky law,
                                        which imposes certain limits on
                                        guarantor liability, the liability in
                                        the guaranty related to the Mortgage
                                        Loan has been capped at $23,700,000 (3
                                        times the original loan amount), subject to adjustment for interest and reasonable attorneys' fees.

     27       Best Buy - Torrence, CA   There is no individual or entity other
                                        than the Mortgagor who is liable for
                                        "actual waste".

                                        The environmental indemnity contains a 3 year sunset provision.

     26       Gold's Gym Portfolio      In order to comply with Kentucky law,
                                        which imposes certain limits on
                                        guarantor liability, the liability in
                                        the guaranty related to the Mortgage
                                        Loan has been capped at $88,275,000 (3
                                        times the original loan amount), subject to adjustment for interest and reasonable attorneys' fees.

     14       USFS Industrial           The environmental indemnity contains a 5
              Distribution Portfolio    year sunset provision.

    5-13      Colony Portfolio VII      There is no individual or entity other
                                        than the Mortgagor who is liable for the non-recourse carveouts. The non-recourse carveout does not cover "actual waste".

     127      Fall Lake Apartments      All non-recourse carveouts are limited
                                        solely to the actions of each
                                        co-Mortgagor. Additionally, one of the
                                        twelve co-Mortgagors is a self directed
                                        individual retirement account funds and
                                        did not execute a guaranty for the
                                        non-recourse carveouts.



Representation #(10(d))

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

     30       Columbus Corporate        The terms of the respective Mortgage
              Office                    Loan documents were modified after the
                                        Cut-off Date to amend the definitions
                                        of certain defined terms and refine the
                                        release criteria for certain escrows.

Representation #(12)

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

      3       North Hills Mall          The Mortgaged Property consists of two
                                        outparcels that may be released from
                                        the lien of the Mortgage upon
                                        defeasance of an amount equal to 110%
                                        of the allocated loan amount.

     57       Palma Sola Shopping       The Mortgage Loan documents allow a
              Center                    portion of the Mortgaged Property to be
                                        released from the lien of the Mortgage
                                        upon escrowing $325,000. This relates to a parking lot lease and easement granted to a neighboring property owner, which contains a purchase option over the applicable parking lot area.

     105      L-3 Communications        The Mortgagor may obtain a release of
                                        the Mortgaged Property by substituting
                                        another property of like kind and
                                        quality as collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related
                                        Mortgage Loan documents.

      2       Centro New Plan Pool 1    Each Centro New Plan Pool 1 property may
                                        be released from the lien of the
                                        Mortgage upon defeasance of an amount
                                        equal to 110% of the allocated loan
                                        amount.

                                        The Mortgagor may obtain a release of
                                        an individual Mortgaged Property by
                                        substituting its interest in other
                                        properties as collateral during the
                                        term of the Mortgage Loan, subject to
                                        certain conditions as set forth in the
                                        related Mortgage Loan documents.

     27       Best Buy - Torrence, CA   The Mortgagor may obtain a release of
                                        the Mortgaged Property by substituting
                                        another property of like kind and
                                        quality as collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related
                                        Mortgage Loan documents.

     14       USFS Industrial           Each USFS Industrial Distribution
              Distribution Portfolio    Portfolio property may be released from
                                        the lien of the Mortgage upon
                                        defeasance of an amount equal to the
                                        greater of (a) 90% of the net sales
                                        proceeds from such sale and (b) 110% of
                                        the allocated loan amount.

                                        The Mortgagor may obtain a release of
                                        an individual Mortgaged Property by
                                        substituting its interest in other
                                        properties as collateral during the
                                        term of the Mortgage Loan, subject to
                                        certain conditions as set forth in the
                                        related Mortgage Loan documents.

    5-13      Colony Portfolio VII      Each Colony Portfolio VII property may
                                        be released from the lien of the
                                        Mortgage upon defeasance of an amount
                                        equal to 105% of the allocated loan
                                        amount. Additionally, each Colony
                                        Portfolio VII property may be released
                                        from the lien of the Mortgage upon the
                                        Mortgagor providing a letter of credit
                                        in an amount equal to 105% of the
                                        allocated loan amount.

                                        The Mortgagor may obtain a release of an individual Mortgaged Property by substituting its interest in other properties as collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.



Representation #(16)

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

  94; 127;    Century Park Apartments;   The respective Mortgaged Properties are
  121; 62;    Fall Lake Apartments;      legally nonconforming due to deficient
  135; 102;   Comfort Inn - Bethlehem;   parking.
  123; 77;    7515 Greenville; Bordeaux
   132; 17    Apartments; Armon Bay
              Apartments; Monceaux; 599
              Broadway; Shops at Port A
              - Phase I; STF Portfolio

     90       Lakeridge Shopping        The Mortgaged Property is legally
              Center                    nonconforming due to excessive parking.

     133      2200 North Loop           The Mortgaged Property currently has a
                                        single-tenant certificate of occupancy;
                                        however, it needs a multiple-tenant
                                        certificate of occupancy. Pursuant to an undelivered items letter, the Mortgagor has agreed to obtain a multiple-tenant certificate of occupancy within 90 days of origination. Additionally, it is a recourse event if any losses are incurred due to the failure to obtain a multiple-tenant certificate of occupancy.



Representation #(17)

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

     47       Southshore Medical         As of the date of origination, the
                                         Mortgaged Property was part of a larger
                                         tax parcel. Taxes for the entire tax
                                         parcel will be escrowed until the
                                         acreage for the current tax parcel
                                         identification number is reduced.


Representation #(19a)

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

     59       Alexander Hamilton Plaza   The mortgagee waived escrows for
                                         immediate repairs in the amount of
                                         $6,000 recommended by the property
                                         condition report.

      4       Sawgrass Mills Mall       The mortgagee waived escrows for
                                        immediate repairs in the amount of
                                        $5,000 recommended by the property
                                        condition report.

      2       Centro - New Plan Pool 1   The mortgagee waived escrows for
                                         immediate repairs in the amount of
                                         $794,408 recommended by the property
                                         condition report.

     66       7500 West 110th Street     The mortgagee waived escrows for
                                         immediate repairs in the amount of
                                         $13,200 recommended by the property
                                         condition report.

     14       USFS Industrial            The mortgagee waived escrows for
              Distribution Portfolio     immediate repairs in the amount of
                                         $7,100 recommended by the property
                                         condition report.

     93       Hampton Inn - Des Moines   The mortgagee waived escrows for
              Airport                    immediate repairs in the amount of
                                         $5,000 recommended by the property
                                         condition report.

     37       1564 Broadway              The mortgagee waived escrows for
                                         immediate repairs in the amount of
                                         $5,500 recommended by the property
                                         condition report.

    5-13      Colony Portfolio VII      The mortgagee waived escrows for
                                        immediate repairs in the amount of
                                        $91,981 recommended by the property
                                        condition report.

Representation #(20(a-i))

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------
     37       1564 Broadway              The Mortgagor leased the air rights
                                         above the Mortgaged Property to the
                                         owner of an adjacent hotel. The
                                         Mortgagor subleases a sign located in
                                         such air space for the benefit of the
                                         theater operations conducted at the
                                         Mortgaged Property. Such sublease does
                                         not comply with certain of these
                                         representations and warranties.

Representation #(20(c))

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

     52       Wright State Student       The Mortgaged Property consists of five
              Apartments                 parcels, of which three parcels are
                                         subject to ground leases. With respect
                                         to two of the three parcels, the ground
                                         leases do not provide that, in the
                                         event of foreclosure, the mortgagee is
                                         entitled to become the ground lessee.

     142      Lazy Boy - Buford, GA     The mortgagee may assign the Mortgagor's
                                        interests after foreclosure once without the consent of the ground lessor;
                                        however, all subsequent assignments
                                        require the ground lessor's consent.

Representation #(20(d))

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

     52       Wright State Student      The Mortgaged Property consists of five
              Apartments                parcels, of which three parcels are
                                        subject to ground leases. With respect
                                        to two of the three parcels, the ground
                                        leases do not provide that the ground
                                        lessor shall not amend, modify, cancel
                                        or terminate the ground leases without
                                        the prior written consent of the
                                        mortgagee and any amendment,
                                        modification, cancellation or
                                        termination of the ground leases without the prior written consent of the mortgagee.



Representation #(20(f))

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

    52       Wright State Student       The Mortgaged Property consists of five
              Apartments                parcels, of which three parcels are
                                        subject to ground leases. With respect
                                        to two of the three parcels, the ground
                                        leases do not provide that the mortgagee has the right to cure any default under the ground leases or, in the event that it is incurable, enter into new ground leases with the ground lessor. However, the ground leases have been prepaid for the remainder of their term and the mortgagee has a recourse carveout in the event that the Mortgagor fails to amend the ground leases to add a provision that would allow for the execution of a new lease.



Representation #(20(g))

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

     142      Lazy Boy - Buford, GA     The ground lease, which expires in 2036,
                                        does not extend at least 20 years
                                        beyond the maturity date of the
                                        Mortgage Loan.

Representation #(21(b))

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

     68       Ultra Plaza               The Environmental Site Assessment
                                        recommended the implementation of an
                                        asbestos operations and maintenance
                                        plan ("O&M Plan"), but it was not
                                        executed prior to closing.

     27       Best Buy - Torrence, CA   The Environmental Site Assessment
                                        recommended the implementation of an
                                        asbestos operations and maintenance plan
                                        ("O&M Plan"), but it was not executed
                                        prior to closing.

Representation #(21(d))

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

     94      Century Park Apartments    The environmental indemnity contains a 0
                                        year sunset provision.

     102     Armon Bay Apartments       The environmental indemnity contains a 0
                                        year sunset provision.

     61      Mid Memphis Tower          The environmental indemnity contains a 5
                                        year sunset provision.

     41      Northrop Grumman - Redona  The environmental indemnity contains a 5
             Beach                      year sunset provision.

     60      43-02 Ditmars              The environmental indemnity contains a 5
                                        year sunset provision.

     136     Roselawn                   The environmental indemnity contains a 4
                                        year sunset provision.

     57      Palma Sola Shopping        The environmental indemnity contains a 5
             Center                     year sunset provision.

     105     L-3 Communications         The environmental indemnity contains a 3
                                        year sunset provision.

     27      Best Buy - Torrence, CA    The environmental indemnity contains a 3
                                        year sunset provision.

     14      USFS Industrial            The environmental indemnity contains a 5
             Distribution Portfolio     year sunset provision.



Representation #(22)

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

      3       North Hills Mall          On the origination date, the mortgagee
                                        accepted comprehensive commercial
                                        general liability insurance that
                                        provides for a deductible of $2,000.

     94       Century Park Apartments   So long as the Mortgagor maintains a
                                        cash escrow account and subject to the
                                        satisfaction of certain other
                                        conditions, Mortgagor may maintain
                                        all-risk insurance with a deductible
                                        that does not exceed $100,000 per claim
                                        and $200,000 in the aggregate per annum
                                        and comprehensive commercial general
                                        liability insurance with a deductible
                                        that does not exceed $10,000.

                                        The Mortgage Loan documents provide for
                                        a windstorm deductible of 2% of the
                                        insured value of the Mortgaged Property.

     125      Chesterbrook Academy      Mortgagor may maintain comprehensive
                                        all-risk insurance with a deductible
                                        that does not exceed $75,000 so long as
                                        Chesterbrook Academy maintains a net
                                        worth of no less than $50,000,000.

     62       7515 Greenville           On the origination date, the mortgagee
                                        accepted comprehensive commercial
                                        general liability insurance that
                                        provides for a deductible of $1,000.

     136      Roselawn                  Mortgagor may maintain comprehensive
                                        commercial general liability insurance
                                        with a deductible that does not exceed
                                        $2,500.

     135      Bordeaux Apartments       Mortgagor may maintain comprehensive
                                        commercial general liability insurance
                                        with a deductible that does not exceed
                                        $10,000. Additionally, the mortgagee
                                        accepted windstorm coverage written
                                        through the Texas Windstorm Insurance
                                        Association with an 80% coinsurance
                                        requirement and a deductible not to
                                        exceed $15,000 per building.

     102      Armon Bay Apartments      So long as the Mortgagor maintains a
                                        cash escrow account and subject to the
                                        satisfaction of certain other
                                        conditions, Mortgagor may maintain
                                        all-risk insurance with a deductible
                                        that does not exceed $100,000 per claim
                                        and $200,000 in the aggregate per annum
                                        and comprehensive commercial general
                                        liability insurance with a deductible
                                        that does not exceed $10,000.

                                        Due to the location of the Mortgaged
                                        Property, windstorm insurance is covered under the Texas windstorm pool ("Program"). Pursuant to the Program, the deductible is $1,000 per building and if the Mortgagor obtains insurance outside of the Program, the deductible is capped at $25,000.

      4       Sawgrass Mills Mall       Mortgagor may maintain all-risk
                                        insurance with a deductible that does
                                        not exceed $250,000.

                                        The Mortgage Loan documents provide for
                                        a windstorm deductible of 5% of the
                                        insured value of the Mortgaged Property.

                                        The Mortgagor is required to carry
                                        insurance policies from carriers having
                                        a claims paying ability rating of (i) if there is only one insurance company issuing the Policies, "A" or better (and the equivalent thereof) by at least two
                                        (2) of the Rating Agencies rating the
                                        Certificates, or if only one Rating
                                        Agency is rating the Certificates, then
                                        only by such Rating Agency, or (ii) if
                                        there are more than one, but less than
                                        five, insurance companies collectively
                                        issuing the policies, seventy five
                                        percent (75%) or more of the insured
                                        amount shall have a claims paying
                                        ability rating of "A" or better (and the equivalent thereof) by at least two (2) of the Rating Agencies rating the Certificates, or if only one Rating Agency is rating the Certificates, then only by such Rating Agency, and the remaining twenty five percent (25%) (or lesser remaining amount) of which shall have a claims paying ability rating of "BBB" or better (and the equivalent thereof) by at least two (2) of the Rating Agencies rating the Certificates, or if only one Rating Agency is rating the Certificates, then only by such Rating Agency, or (iii) if there are five or more insurance companies collectively issuing the policies, sixty percent (60%) or more of the insured amount shall have a claims paying ability rating of "A" or better (and the equivalent thereof) by at least two (2) of the Rating Agencies rating the Certificates, or if only one Rating Agency is rating the Certificates, then only by such Rating Agency, and the remaining forty percent (40%) (or lesser remaining amount) of which shall have a claims paying ability rating of "BBB" or better (and the equivalent thereof) by at least two (2) of the Rating Agencies rating the Certificates, or if only one Rating Agency is rating the
                                        Certificates, then only by such Rating
                                        Agency.

      1       Gurnee Mills              Mortgagor may maintain all-risk
                                        insurance with a deductible that does
                                        not exceed $250,000.

                                        The Mortgage Loan documents provide for
                                        a windstorm deductible of 5% of the
                                        insured value of the Mortgaged Property.

                                        The Mortgagor is required to carry
                                        insurance policies from carriers having
                                        a claims paying ability rating of (i) if there is only one insurance company issuing the Policies, "A" or better (and the equivalent thereof) by at least two
                                        (2) of the Rating Agencies rating the
                                        Certificates, or if only one Rating
                                        Agency is rating the Certificates, then
                                        only by such Rating Agency, or (ii) if
                                        there are more than one, but less than
                                        five, insurance companies collectively
                                        issuing the policies, seventy five
                                        percent (75%) or more of the insured
                                        amount shall have a claims paying
                                        ability rating of "A" or better (and the equivalent thereof) by at least two (2) of the Rating Agencies rating the Certificates, or if only one Rating Agency is rating the Certificates, then only by such Rating Agency, and the remaining twenty five percent (25%) (or lesser remaining amount) of which shall have a claims paying ability rating of "BBB" or better (and the equivalent thereof) by at least two (2) of the Rating Agencies rating the Certificates, or if only one Rating Agency is rating the Certificates, then only by such Rating Agency, or (iii) if there are five or more insurance companies collectively issuing the policies, sixty percent (60%) or more of the insured amount shall have a claims paying ability rating of "A" or better (and the equivalent thereof) by at least two (2) of the Rating Agencies rating the Certificates, or if only one Rating Agency is rating the Certificates, then only by such Rating Agency, and the remaining forty percent (40%) (or lesser remaining amount) of which shall have a claims paying ability rating of "BBB" or better (and the equivalent thereof) by at least two (2) of the Rating Agencies rating the Certificates, or if only one Rating Agency is rating the
                                        Certificates, then only by such Rating
                                        Agency.

     105      L-3 Communications        Mortgagor may maintain all-risk
                                        insurance with a deductible that does
                                        not exceed $50,000.

     43       Carlsbad Commerce Center  Mortgagor may maintain comprehensive commercial general liability insurance
                                        with a deductible that does not exceed
                                        $2,500.

     137      Murrieta Professional     Mortgagor may maintain comprehensive
              Plaza                     commercial general liability insurance
                                        with a deductible that does not exceed
                                        $5,000.

     90       Lakeridge Shopping        Mortgagor may maintain all-risk
              Center                    insurance with a deductible that does
                                        not exceed $50,000, so long as it is
                                        consistent with the custom and practice
                                        in the retail industry in the
                                        Dallas-Fort Worth Metroplex. However,
                                        the guarantor is responsible for
                                        deductibles in excess of $10,000.

     34       Timber Ridge Apartments   Mortgagor may maintain comprehensive
                                        commercial general liability insurance
                                        with a deductible that does not exceed
                                        $2,500.

     27       Best Buy - Torrence, CA   Mortgagor may maintain all-risk
                                        insurance with a deductible that does
                                        not exceed $100,000.

     14       USFS Industrial           The Mortgage Loan documents do not set
              Distribution Portfolio    maximum deductible amounts for the
                                        Insurance Policies; however, such
                                        deductibles are subject to approval by
                                        the mortgagee.

                                        The Mortgagor is permitted to use a
                                        syndicate of insurance providers so
                                        long as sixty percent (60%) of the
                                        aggregate limits under such Insurance
                                        Policies must be provided by carriers
                                        with a minimum claims-paying ability
                                        rating from S&P of "A-" or better;
                                        provided however, (i) the primary
                                        layers of coverage shall be through
                                        insurers rated at least "A-" by S&P or
                                        all insurers in such syndicate shall
                                        have claims-paying ability ratings of
                                        not less than "BBB" by S&P and (ii) any
                                        insurer in such syndicate whose
                                        claims-paying ability is not rated by
                                        S&P shall not participate in the
                                        primary layers of coverage and shall
                                        not issue more than ten percent (10%)
                                        of the aggregate amount of coverage,
                                        provided the insurer is rated "A-/X" or
                                        higher by A.M. Best.

     91       One Sterling Plaza        Mortgagor may maintain comprehensive
                                        commercial general liability insurance
                                        with a deductible that does not exceed
                                        $25,000.

     92       Sharpstown Industrial     Mortgagor may maintain comprehensive
              Portfolio I & II          commercial general liability insurance
                                        with a deductible that does not exceed
                                        $25,000.

     37       1564 Broadway             Mortgagor may maintain comprehensive
                                        commercial general liability insurance
                                        with a deductible that does not exceed
                                        $25,000.

    5-13      Colony Portfolio VII      Mortgagor may maintain all-risk
                                        insurance with a deductible that does
                                        not exceed $250,000.
                                        The Mortgage Loan documents provide for
                                        an earthquake and windstorm deductible
                                        of 5% of the insured value of the
                                        Mortgaged Property.

              All Loans                 Although the Mortgage Loan Documents
                                        require comprehensive general liability
                                        insurance consistent with this
                                        representation and warranty, as of the
                                        date hereof, the mortgagee has not
                                        received evidence of the endorsement
                                        necessary to include it as an additional insured. At closing, the mortgagee accepted evidence of comprehensive commercial general liability insurance and its inclusion as an additional insured on standard Accord form 25 or other similar forms.



Representation #(26)

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

     28       Ellington Plaza            The initial inspection was performed
                                         August 2, 2006. No subsequent
                                         inspection has been performed.

Representation #(29)

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

    4; 1      Sawgrass Mills Mall;       The original principal balance of the
              Gurnee Mills               Sawgrass Mills Mall Mortgage Loan and
                                         the Gurnee Mills Mortgage Loan, which
                                         loans are to Mortgagors under common
                                         sponsorship, represent more than 5% of
                                         the aggregate outstanding principal
                                         amount of all the mortgage loans
                                         included in the trust fund.



Representation #(30)

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

     15       Clark Tower                Although the Mortgagor is a single
                                         purpose entity and will not commingle
                                         its assets with any of its members, it
                                         is not required to maintain a separate
                                         bank account.

Representation #(32)

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

     16       Lakeshore Apartments      Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the
                                        right to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.

     94       Century Park Apartments   In conjunction with the Mortgagor
                                        financing the transfer and assumption of the Mortgage Loan and Mortgaged Property and subject to the satisfaction of certain other conditions, the Mortgagor has a one time right to incur additional subordinate debt secured by the
                                        Mortgaged Property.

     102      Armon Bay Apartments      In conjunction with the Mortgagor
                                        financing the transfer and assumption of the Mortgage Loan and Mortgaged Property and subject to the satisfaction of certain other conditions, the Mortgagor has a one time right to incur additional subordinate debt secured by the
                                        Mortgaged Property.

      3       North Hills Mall          Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

     61       Mid Memphis Tower         Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     47       Southshore Medical        Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

      4       Sawgrass Mills Mall       Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the
                                        right to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.

      1       Gurnee Mills              Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the
                                        right to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.

     105      L-3 Communications        Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     68       Ultra Plaza               Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     43       Carlsbad Commerce Center  Subject to the satisfaction of certain criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

     137      Murrieta Professional     Subject to the satisfaction of certain
              Plaza                     criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the
                                        right to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.

     124      Twenty Mile Stadium       Subject to the satisfaction of certain
              Theater                   criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the
                                        right to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.

      2       Centro - New Plan Pool 1  Subject to the satisfaction of certain criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

     117      24 Hour Fitness Olathe    Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     111      Gold's Gym - St.          Subject to the satisfaction of certain
              Peter's, MO               conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     108      Gold's Gym - O'Fallon,    Subject to the satisfaction of certain
              MO                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     90       Lakeridge Shopping        Subject to the satisfaction of certain
              Center                    criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

     103      PNC Bank - McLean         Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

     119      Circuit City Aurora       Subject to the satisfaction of certain
              Colorado                  conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     87       Deer Trace MHC            Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     27       Best Buy - Torrence, CA   Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     52       Wright State Student      Subject to the satisfaction of certain
              Apartments                conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     19       Portola Plaza Hotel       Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     28       Ellington Plaza           Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

     14       USFS Industrial           Subject to the satisfaction of certain
              Distribution Portfolio    conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

    5-13      Colony Portfolio VII      Subject to the satisfaction of certain
                                        conditions, transfers to affiliates and
                                        other entities or individuals are
                                        permitted pursuant to the Mortgage Loan
                                        documents.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgage Loan documents
                                        allow members of the Mortgagor the
                                        right to pledge their interests in the
                                        Mortgagor to secure a mezzanine loan
                                        pursuant to the security instrument.

                                        Subject to the satisfaction of certain
                                        criteria, the Mortgagor has a one-time
                                        right to incur additional debt on a
                                        pari passu basis with the Mortgage Loan
                                        secured by the Mortgaged Property.

Representation #(33)

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

      4       Sawgrass Mills Mall       The Mortgaged Property secures (A) the
                                        Mortgage Loan [consisting of a Fixed
                                        Rate A-2 (Phase I) Note, Fixed Rate A-2
                                        (Phase II) Note and Fixed Rate A-2
                                        (Phase III) Note] and (B) a Fixed Rate
                                        A-1 (Phase I) Note, Fixed Rate A-1
                                        (Phase II) Note, Fixed Rate A-1 (Phase
                                        III) Note, Fixed Rate A-3 (Phase I)
                                        Note, Fixed Rate A-3 (Phase II) Note,
                                        Fixed Rate A-3 (Phase III) Note, Fixed
                                        Rate A-4 (Phase I) Note, Fixed Rate A-4
                                        (Phase II) Note, Fixed Rate A-4 (Phase
                                        III) Note, Fixed Rate A-5 (Phase I)
                                        Note, Fixed Rate A-5 (Phase II) Note
                                        and Fixed Rate A-5 (Phase III) Note
                                        (each of which is pari passu with the
                                        Mortgage Loan and is not included in
                                        the trust fund) and (C) a Fixed Rate
                                        B-1 (Phase I) Note, Fixed Rate B-1
                                        (Phase II) Note, Fixed Rate B-1 (Phase
                                        III) Note, Fixed Rate B-2 (Phase I)
                                        Note, Fixed Rate B-2 (Phase II) Note,
                                        Fixed Rate B-2 (Phase III) Note, Fixed
                                        Rate B-3 (Phase I) Note, Fixed Rate B-3
                                        (Phase II) Note and Fixed Rate B-3
                                        (Phase III) Note (each of which is not
                                        included in the trust fund).

      1       Gurnee Mills              The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note and a Fixed Rate A-2 Note) and a Fixed Rate A-3 Note (which is pari passu with the Mortgage Loan and is not included in the trust fund).

     28       Ellington Plaza           The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-1 Note), a Fixed Rate A-2 Note
                                        (which is pari passu with the Mortgage
                                        Loan and is not included in the trust
                                        fund) and a Fixed Rate B Note (which is
                                        not included in the trust fund).

     14       USFS Industrial           The Mortgaged Property secures the
              Distribution Portfolio    Mortgage Loan (consisting of a Fixed
                                        Rate A-4 Note), a Fixed Rate A-1 Note,
                                        a Fixed Rate A-2 Note, a Fixed Rate A-3
                                        Note, a Fixed Rate A-5 Note and a Fixed
                                        Rate A-6 Note (each of which is pari
                                        passu with the Mortgage Loan and is not
                                        included in the trust fund).

Representation #(35)

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

      3       North Hills Mall          The Mortgaged Property consists of two
                                        outparcels that may be released from
                                        the lien of the Mortgage upon
                                        defeasance of an amount equal to 110%
                                        of the allocated loan amount.

      2       Centro - New Plan Pool 1  Each Centro - New Plan Pool 1 property may be released from the lien of the
                                        Mortgage upon defeasance of an amount
                                        equal to 110% of the allocated loan
                                        amount.

                                        The Mortgagor may obtain a release of
                                        an individual Mortgaged Property by
                                        substituting its interest in other
                                        properties as collateral during the
                                        term of the Mortgage Loan, subject to
                                        certain conditions as set forth in the
                                        related Mortgage Loan documents.

     14       USFS Industrial           Each USFS Industrial Distribution
              Distribution Portfolio    Portfolio property may be released from
                                        the lien of the Mortgage upon
                                        defeasance of an amount equal to the
                                        greater of (a) 90% of the net sales
                                        proceeds from such sale and (b) 110% of
                                        the allocated loan amount.

                                        The Mortgagor may obtain a release of
                                        an individual Mortgaged Property by
                                        substituting its interest in other
                                        properties as collateral during the
                                        term of the Mortgage Loan, subject to
                                        certain conditions as set forth in the
                                        related Mortgage Loan documents.

    5-13      Colony Portfolio VII      Each Colony Portfolio VII property may
                                        be released from the lien of the
                                        Mortgage upon defeasance of an amount
                                        equal to 105% of the allocated loan
                                        amount. Additionally, each Colony
                                        Portfolio VII property may be released
                                        from the lien of the Mortgage upon the
                                        Mortgagor providing a letter of credit
                                        in an amount equal to 105% of the
                                        allocated loan amount.

                                        The Mortgagor may obtain a release of an individual Mortgaged Property by substituting its interest in other properties as collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.



Representation #(37)

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

  94; 127;    Century Park Apartments;   The respective Mortgaged Properties are
  121; 62;    Fall Lake Apartments;      legally nonconforming due to deficient
  135; 102;   Comfort Inn - Bethlehem;   parking.
  123; 77;    7515 Greenville; Bordeaux
   132; 17    Apartments; Armon Bay
              Apartments; Monceaux; 599
              Broadway; Shops at Port A
              - Phase I; STF Portfolio

     90       Lakeridge Shopping Center  The Mortgaged Property is legally nonconforming due to excessive parking.



Representation #(40)

 Loan Number          Loan Name                  Description of Exception
--------------------------------------------------------------------------------

     21       Whispering Sands          The Mortgage Loan documents provide that
                                        should the 10th day fall on a weekend
                                        or holiday, then payment can be made
                                        the next business day.

     22       Sauk Trail MHC            The Mortgage Loan documents provide that
                                        should the 10th day fall on a weekend or holiday, then payment can be made the next business day.

     20       Forest View               The Mortgage Loan documents provide that
                                        should the 10th day fall on a weekend or holiday, then payment can be made the next business day.



Representation #(41)

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

     21       Whispering Sands          The Mortgaged Property is serviced by
                                        private water wells. However, in
                                        addition to the standard recourse
                                        carveouts, the Mortgage Loan is
                                        recourse to the extent there are any
                                        losses due to the lack of public water
                                        service to the Mortgaged Property.

Representation #(42)

 Loan Number          Loan Name                 Description of Exception
--------------------------------------------------------------------------------

     94       Century Park Apartments   Terrorism insurance premiums are capped
                                        at $10,000 per year.

     102      Armon Bay Apartments      Terrorism insurance premiums are capped
                                        at $7,000 per year.

     136      Roselawn                  Terrorism insurance premiums are capped
                                        at $7,000 per year.

     61       Mid Memphis Tower         Terrorism insurance premiums are capped
                                        at $35,000 per year, subject to annual
                                        increases based on the Consumer Price
                                        Index.

     41       Northrop Grumman -        Terrorism insurance premiums are capped
              Redondo Beach             at $20,000 per year.

     59       Alexander Hamilton Plaza  Terrorism insurance premiums are capped at $40,000 per year, subject to annual
                                        increases based on the Consumer Price
                                        Index.

     68       Ultra Plaza               Terrorism insurance premiums are capped
                                        at $20,000 per year, subject to annual
                                        increases based on the Consumer Price
                                        Index.

     43       Carlsbad Commerce         Terrorism insurance premiums are capped
              Center                    at 25% of the cost of all-risk
                                        insurance.

     137      Murrieta Professional     Terrorism insurance premiums are capped
              Plaza                     at 25% of the cost of all-risk
                                        insurance.

      2       Centro - New Plan Pool 1  Terrorism insurance premiums are capped at $400,000 per year.

     90       Lakeridge Shopping        Terrorism insurance premiums are capped
              Center                    at $18,000 per year.

     14       USFS Industrial           Terrorism insurance premiums are capped
              Distribution Portfolio    at $200,000 per year.

     91       One Sterling Plaza        Terrorism insurance premiums are capped
                                        at $15,000 per year.

     92       Sharpstown Industrial     Terrorism insurance premiums are capped
              Portfolio I & II          at $15,000 per year.

    5-13      Colony Portfolio VII      Terrorism insurance premiums are capped
                                        at between $3,500 and $65,000 per year
                                        for each of the Colony VII Portfolio
                                        properties.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, N.A., a national banking association (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of September 28, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated August 3, 2007, as supplemented by the Prospectus Supplement, dated September 25, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X-2, Class A-M, Class A-MFL and Class A-J Certificates, the Private Placement Memorandum, dated September 25, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class X-1, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates, and the Residual Private Placement Memorandum, dated September 25, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this 28th day of September 2007.

                                       By:
                                          -----------------------------------
                                          Name:
                                          Title: